As filed with the Securities and Exchange Commission on May 1, 2002


                                                              File No. 333-95637
                                                              File No. 811-09799

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                       Pre-effective Amendment No.                     [ ]
                      Post-Effective Amendment No. 3                   [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                      Post-effective Amendment No. 3                   [X]


          PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
                           [Exact Name of Registrant]

                     PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               [Name of Depositor]

                        c/o Pruco Life Insurance Company
                              213 Washington Street
                              Newark, NJ 07102-2992

                  Depositor's Telephone Number: (973) 802-7333

                                   ----------


                              Adam Scaramella, Esq.
                        Vice President, Corporate Counsel
                   The Prudential Insurance Company of America
                        213 Washington Street, 15th Floor
                          Newark, New Jersey 07102-2992


               [Name and Address of Agent for Service of Process]

                                   Copies to:

                           Christopher E. Palmer, Esq.
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------


It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph(a) of Rule 485


[ ] on May 1, 2002 pursuant to paragraph (a) of Rule 485



Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS                                                           MAY 1, 2002


                           DISCOVERY PREMIER
                                 ---------------
                                 GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIER(SM) Group Variable Annuity Contracts* (the "Contracts"). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the "Code") and to defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code. In this Prospectus, The Prudential Insurance Company of America may be referred to as either "Prudential" or as "we" or "us." We may refer to a participant under a retirement plan as "you."


As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 34 Subaccounts and the Guaranteed Interest Account. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):


                        THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio                 Flexible Managed Portfolio    Equity Portfolio
Diversified Bond Portfolio             High Yield Bond Portfolio     Jennison Portfolio
Government Income Portfolio            Stock Index Portfolio         Global Portfolio
Conservative Balanced Portfolio        Prudential Value Portfolio    Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio
-------------------------------------------------------------------------------------------------------------------

             AIM VARIABLE INSURANCE FUNDS, INC.                         ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
             AIM V.I. Government Securities Fund                         Premier Growth Portfolio Quasar Portfolio
                AIM V.I. Premier Equity Fund                                    Growth and Income Portfolio
             AIM V.I. International Growth Fund

         AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                                 CREDIT SUISSE TRUST
                     VP Income & Growth                                          Emerging Growth Portfolio

                                                  DAVIS VARIABLE ACCOUNT FUND, INC.
                                                        Davis Value Portfolio

     The DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.                     FRANKLIN TEMPLETON VARIABLE INSURANCE
          Dreyfus Socially Responsible Growth Fund                                     PRODUCTS TRUST
                                                                         Franklin Small Cap Fund   Templeton Foreign
                                                                                       Securities Fund

                                               INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                     INVESCO VIF - Dynamics Fund

                     JANUS ASPEN SERIES                                         MFS VARIABLE INSURANCE TRUST
  Aggressive Growth Portfolio   Worldwide Growth Portfolio               MFS Bond Series MFS Investors Trust Series
                 Growth and Income Portfolio                         MFS Emerging Growth Series MFS Total Return Series
                                                                              MFS Investors Growth Stock Series


In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated May 1, 2002. That SAI is legally a part of this Prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The SEC's mailing address is 450 Fifth Street, N.W., Washington, DC 20549, and its public reference number is (800) SEC-0330.

                                ---------------

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appears on page 37 of this Prospectus.

                                ---------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. READ THOSE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


AS WITH ALL VARIABLE ANNUITY CONTRACTS, THE FACT THAT WE HAVE FILED A REGISTRATION STATEMENT WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT. NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                   The Prudential Insurance Company Of America
                         Prudential Retirement Services
                             30 Scranton Office Park
                             Scranton, PA 18507-1789
                            Telephone 1-800-458-6333

* DISCOVERY PREMIER IS A SERVICE MARK OF PRUDENTIAL

                              PROSPECTUS CONTENTS


                                                                            PAGE
GLOSSARY ..................................................................    1
BRIEF DESCRIPTION OF THE CONTRACTS ........................................    2
FEE TABLE .................................................................    4
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP
  VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER
  THE CONTRACTS ...........................................................   10
  Prudential Insurance Company of America .................................   10
  Prudential Discovery Premier Group Variable Contract Account ............   10
  The Funds ...............................................................   11
  Guaranteed Interest Account .............................................   15
THE CONTRACTS .............................................................   15
  The Accumulation Period .................................................   16
  Allocation of Purchase Payments .........................................   17
  Asset Allocation Program ................................................   17
  Transfers ...............................................................   17
  Dollar Cost Averaging ...................................................   19
  Auto-Rebalancing ........................................................   19
  Withdrawals .............................................................   19
  Systematic Withdrawal Plan ..............................................   20
  Texas Optional Retirement Plan ..........................................   21
  Death Benefit ...........................................................   21
  Discontinuance of Contributions .........................................   23
  Loan Provision ..........................................................   23
  Modified Procedures .....................................................   24
CHARGES, FEES AND DEDUCTIONS ..............................................   24
  Administrative Fee ......................................................   24
  Charge for Assuming Mortality and Expense Risks .........................   24
  Expenses Incurred by the Funds ..........................................   24
  Withdrawal Charge .......................................................   24
  Limitations on Withdrawal Charge ........................................   25
  Taxes Attributable to Premium ...........................................   26
REQUESTS, CONSENTS and NOTICES ............................................   26
FEDERAL TAX STATUS ........................................................   27
ERISA CONSIDERATIONS ......................................................   31
EFFECTING AN ANNUITY ......................................................   32
  Life Annuity with Payments Certain ......................................   32
  Annuity Certain .........................................................   32
  Joint and Survivor Annuity with Payments Certain ........................   32
  Purchasing the Annuity...................................................   33
  Spousal Consent Rules for Certain Retirement Plans ......................   33
OTHER INFORMATION .........................................................   34
  Misstatement of Age or Sex ..............................................   34
  Sale of the Contract and Sales Commissions ..............................   34
  Voting Rights ...........................................................   34
  Substitution of Fund Shares .............................................   35
  Performance Information .................................................   35
  Reports to Participants .................................................   36
  State Regulation ........................................................   36
  Litigation ..............................................................   36
  Statement of Additional Information .....................................   37
  Additional Information ..................................................   37
  Accumulation Unit Values ................................................   38

                                    GLOSSARY

ACCOUNT--See the Prudential Discovery Premier Group Variable Contract Account (the "Discovery Account") below.

ACCUMULATION PERIOD--The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

ANNUITANT--The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY DATE--The date that the accumulation period ends and annuity payments begin.

BENEFICIARY--A person designated by a Participant to receive benefits from funds held under the Contract.

BUSINESS DAY--A day on which both the New York Stock Exchange and Prudential are open for business.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACTHOLDER--The employer, association or trust to which Prudential has issued a Contract.

CONTRACTS--The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. Contract Value--The dollar amount held under a Contract. Employer--The sponsor of the retirement plan or non-qualified annuity arrangement.


FUNDS--The portfolios of The Prudential Series Fund, Inc.; AIM Variable Insurance Funds, Inc.; Alliance Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Credit Suisse Trust; Davis Variable Account Fund, Inc.; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Invesco Variable Investment Funds, Inc.; Janus Aspen Series; and MFS Variable Insurance Trust, available under the Contracts.


GENERAL ACCOUNT--The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.


GUARANTEED INTEREST ACCOUNT--An allocation option under the Contract backed by Prudential's General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.


PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. "You" means the Participant.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.


PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Funds also referred to as "Discovery Account".

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Fund.


UNIT AND UNIT VALUE--We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generallFy as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The Subaccounts.

                          BRIEF DESCRIPTION OF THE CONTRACTS


We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and to annuity arrangements qualifying for federal tax benefits under Section 403(c) of the Code. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."


The value of a Participant's investment depends upon the performance of the selected investment option[s]. Currently, there are 34 variable investment options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the Funds listed beginning on page 11. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.


Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.


We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Table, page 4, and under Administrative Fee, page 24.


We may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of the Participant. The maximum withdrawal charge is 5% of the contributions withdrawn on behalf of the Participant.


A charge against each of the Funds' assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled Charges, Fees and Deductions, page 24.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See "Withdrawals," page 19. We may impose a charge upon withdrawal. You can find further details about the withdrawal charge under the section entitled "Withdrawal Charge," page 24. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See "Federal Tax Status," page 27. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.


As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling us at 1-800-458-6333. All permitted Internet transactions may be made through www.prudential.com. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See "Modified Procedures," page 24.


Prudential may provide other permitted telephone numbers or Internet addresses through the Contractholder directly to Participants as authorized by the Contractholder.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by us that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.

                                    FEE TABLE

PARTICIPANT TRANSACTION EXPENSES

Sales Charge Imposed on Contributions ...................................   None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn):

                                             THE WITHDRAWAL CHARGE WILL BE EQUAL
                                             TO THE FOLLOWING PERCENTAGE OF THE
YEARS OF CONTRACT PARTICIPATION                  CONTRIBUTIONS WITHDRAWN
-------------------------------              -----------------------------------
First Year .................................                5%
Second Year ................................                4%
Third Year .................................                3%
Fourth Year ................................                2%
Fifth Year .................................                1%
Sixth and Subsequent Years .................            No Charge

Annual Account Charge ......................               None

DISCOVERY ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

All Subaccounts

Mortality and Expense Risk Charge ......................................   0.15%
Maximum Administrative Fee .............................................   0.75%
                                                                           -----
Total Separate Account Annual Expenses .................................   0.90%
                                                                           =====

Annual Expenses of the Funds



(As a percentage of portfolio average net assets) (Based on the year ended December 31, 2001, unless otherwise noted)


                                                                                                                      Total
                                                                                                                     Actual
                                                                 Investment                                         Expenses
                                                                 Management      Other        12b-1     Total    (After Expense
                                                                    Fee         Expenses       Fee    Expenses   Reimbursement)*
                                                                ================================================================
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio ..............................   0.55%          0.03%        N/A       0.58%       0.58%
  Diversified Bond Portfolio ...................................   0.40%          0.04%        N/A       0.44%       0.44%
  Equity Portfolio .............................................   0.45%          0.04%        N/A       0.49%       0.49%
  Flexible Managed Portfolio ...................................   0.60%          0.04%        N/A       0.64%       0.64%
  Global Portfolio .............................................   0.75%          0.09%        N/A       0.84%       0.84%
  Government Income Portfolio ..................................   0.40%          0.07%        N/A       0.47%       0.47%
  High Yield Bond Portfolio ....................................   0.55%          0.05%        N/A       0.60%       0.60%
  Jennison 20/20 Focus Portfolio. ..............................   0.75%          0.18%        N/A       0.93%       0.93%
  Jennison Portfolio ...........................................   0.60%          0.04%        N/A       0.64%       0.64%
  Money Market Portfolio .......................................   0.40%          0.03%        N/A       0.43%       0.43%
  Prudential Value Portfolio ...................................   0.40%          0.04%        N/A       0.44%       0.44%
  Small Capitalization Stock Portfolio .........................   0.40%          0.08%        N/A       0.48%       0.48%
  Stock Index Portfolio ........................................   0.35%          0.04%        N/A       0.39%       0.39%

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund ..........................   0.50%          0.58%        N/A       1.08%       1.08%
  AIM V.I. International Growth Fund. ..........................   0.73%          0.32%        N/A       1.05%       1.05%
  AIM V.I. Premier Equity Fund .................................   0.60%          0.25%        N/A       0.85%       0.85%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio .....................................   1.00%          0.04%        0.25%     1.29%       1.29%
  Growth and Income Portfolio ..................................   0.63%          0.04%        0.25%     0.92%       0.92%
  Quasar Portfolio (1) .........................................   0.82%          0.13%        0.25%     1.20%       1.20%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income & Growth. ..........................................   0.70%          0.00%        N/A       0.70%       0.70%

CREDIT SUISSE TRUST (2)
  Emerging Growth Portfolio ....................................   0.90%          0.39%        N/A       1.29%       1.25%

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio ........................................   0.75%          0.12%        N/A       0.87%       0.87%

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC. (3)
  Dreyfus Socially Responsible Growth Fund .....................   0.75%          0.03%        N/A       0.78%       0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund--Class 1 (4) .........................   0.53%          0.31%        N/A       0.84%       0.76%
  Templeton Foreign Securities Fund--Class 1 (5) ...............   0.69%          0.22%        N/A       0.91%       0.90%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--Dynamics Fund ...................................   0.75%          0.33%        N/A       1.08%       1.08%



                                                                                                                      Total
                                                                                                                     Actual
                                                                 Investment                                         Expenses
                                                                 Management      Other        12b-1     Total    (After Expense
                                                                    Fee         Expenses       Fee    Expenses   Reimbursement)*
                                                                ================================================================

JANUS ASPEN SERIES (6)
  Aggressive Growth Portfolio ..................................   0.65%          0.02%        N/A       0.67%       0.67%
  Growth and Income Portfolio ..................................   0.65%          0.05%        N/A       0.70%       0.70%
  Worldwide Growth Portfolio ...................................   0.65%          0.04%        N/A       0.69%       0.69%

MFS VARIABLE INSURANCE TRUST (7)
  MFS Bond Series (8) ..........................................   0.60%          0.40%        N/A       1.00%       0.75%
  MFS Emerging Growth Series ...................................   0.75%          0.12%        N/A       0.87%       0.87%
  MFS Investors Growth Stock Series ............................   0.75%          0.17%        N/A       0.92%       0.92%
  MFS Investors Trust Series ...................................   0.75%          0.15%        N/A       0.90%       0.90%
  MFS Total Return Series ......................................   0.75%          0.14%        N/A       0.89%       0.89%



----------------------

* Reflects fee waivers and reimbursement of expenses, if any. The following Expense Examples use "Total Actual Expenses."

The purpose of the foregoing tables is to assist Participants in understanding the expenses that they bear, directly or indirectly, relating to the Prudential Discovery Premier Group Variable Contract Account and the Funds. See the sections on charges in this Prospectus and the accompanying prospectuses for the Funds.


(1) Alliance Variable Products Series Fund. From May 1, 2001 through April 30, 2002, the Fund's annual expenses were capped at 1.20%. Beginning May 1, 2002, the Fund will have no waivers or reimbursements.

(2) Credit Suisse Trust. Fee waivers and expense reimbursement or credits reduced investment management fees and other expenses during 2001, but may be discontinued at any time.

(3) The Dreyfus Socially Responsible Growth Fund, Inc. The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented.

(4) Franklin Small Cap Fund-Class 1. The manager had agreed in advance to make an estimated reduction of 0.08%, for each Class, of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission. Without this reduction, the total annual fund operating expenses are estimated to be 0.84%.

(5) Templeton Foreign Securities Fund-Class 1. The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission. Without this reduction, the total annual fund operating expenses are estimated to be 0.91%.

(6) Janus Aspen Series. Table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangement.

(7) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(8) MFS has contractually agreed, subject to reimbursement, to bear expenses for the Bond Series such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the Board of Trustees.

EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above expenses that you would incur on each $1,000 of investment.

o    The examples assume a consistent 5% annual return on invested assets.

o The examples assume that the current fee waivers and expense reimbursement arrangements for the Funds continue for the periods shown.

THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.


TABLE I: WITHDRAWAL AT END OF PERIOD

If a Participant withdraws his or her entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.


                                                       1 Year  3 Years   5 Years  10 Years
                                                       ------  -------   -------  --------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio ..................    $ 65     $ 87     $101      $177
  Diversified Bond Portfolio .......................    $ 64     $ 82     $ 93      $161
  Equity Portfolio .................................    $ 64     $ 84     $ 96      $167
  Flexible Managed Portfolio .......................    $ 66     $ 89     $104      $183
  Global Portfolio .................................    $ 68     $ 95     $114      $205
  Government Income Portfolio ......................    $ 64     $ 83     $ 95      $165
  High Yield Bond Portfolio ........................    $ 65     $ 87     $102      $179
  Jennison 20/20 Focus Portfolio ...................    $ 69     $ 98     $119      $215
  Jennison Portfolio ...............................    $ 66     $ 89     $104      $183
  Money Market Portfolio ...........................    $ 64     $ 82     $ 93      $160
  Prudential Value Portfolio .......................    $ 64     $ 82     $ 93      $161
  Small Capitalization Stock Portfolio .............    $ 64     $ 84     $ 96      $166
  Stock Index Portfolio ............................    $ 63     $ 81     $ 91      $156

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund ..............    $ 70     $102     $127      $231
  AIM V.I. International Growth Fund ...............    $ 70     $101     $125      $227
  AIM V.I. Premier Equity Fund .....................    $ 68     $ 87     $ 79      $170

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio .........................    $ 68     $ 97     $119      $214
  Growth and Income Portfolio ......................    $ 72     $109     $137      $252
  Quasar Portfolio .................................    $ 71     $106     $133      $243

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income and Growth .............................    $ 66     $ 90     $107      $190

CREDIT SUISSE TRUST
  Emerging Growth Portfolio ........................    $ 73     $112     $143      $264

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio ............................    $ 68     $ 96     $116      $208

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Dreyfus Socially Responsible Growth Fund .........    $ 67     $ 93     $111      $199

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Franklin Small Cap Fund--Class I .................    $ 69     $100     $123      $223
  Templeton Foreign Securities Fund--Class I .......    $ 68     $ 97     $117      $212


                                                       1 Year  3 Years   5 Years  10 Years
                                                       ------  -------   -------  --------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--Dynamics Fund .....................      $ 70     $102     $127      $231

JANUS ASPEN SERIES
  Aggressive Growth Portfolio ....................      $ 66     $ 90     $106      $187
  Growth and Income Portfolio ....................      $ 66     $ 90     $107      $190
  Worldwide Growth Portfolio .....................      $ 66     $ 90     $107      $189

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series ................................      $ 67     $ 92     $110      $195
  MFS Emerging Growth Series .....................      $ 68     $ 88     $ 79      $172
  MFS Investors Growth Stock Series ..............      $ 68     $ 97     $119      $214
  MFS Investors Trust Series .....................      $ 68     $ 97     $117      $212
  MFS Total Return Series ........................      $ 68     $ 96     $117      $211



TABLE II: NO WITHDRAWAL AT END OF PERIOD

If a Participant does not withdraw any portion of his or her Participant Account Value from the specified Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.


                                                       1 Year  3 Years   5 Years  10 Years
                                                       ------  -------   -------  --------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio ..................    $ 15     $ 47     $ 81      $177
  Diversified Bond Portfolio .......................    $ 14     $ 42     $ 73      $161
  Equity Portfolio .................................    $ 14     $ 44     $ 76      $167
  Flexible Managed Portfolio .......................    $ 16     $ 49     $ 84      $183
  Global Portfolio .................................    $ 18     $ 55     $ 94      $205
  Government Income Portfolio ......................    $ 14     $ 43     $ 75      $165
  High Yield Bond Portfolio ........................    $ 15     $ 47     $ 82      $179
  Jennison 20/20 Focus Portfolio ...................    $ 19     $ 58     $ 99      $215
  Jennison Portfolio ...............................    $ 16     $ 49     $ 84      $183
  Money Market Portfolio ...........................    $ 14     $ 42     $ 73      $160
  Prudential Value Portfolio .......................    $ 14     $ 42     $ 73      $161
  Small Capitalization Stock Portfolio .............    $ 14     $ 44     $ 76      $166
  Stock Index Portfolio ............................    $ 13     $ 41     $ 71      $156

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund ..............    $ 20     $ 62     $107      $231
  AIM V.I. International Growth Fund ...............    $ 20     $ 61     $105      $227
  AIM V.I. Premier Equity Fund .....................    $ 18     $ 37     $ 59      $170

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio .........................    $ 18     $ 57     $ 99      $214
  Growth and Income Portfolio ......................    $ 22     $ 69     $117      $252
  Quasar Portfolio .................................    $ 21     $ 66     $113      $243



                                                       1 Year  3 Years   5 Years  10 Years
                                                       ------  -------   -------  --------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income and Growth .............................    $ 16     $ 50     $ 87      $190

CREDIT SUISSE TRUST
  Emerging Growth Portfolio ........................    $ 23     $ 72     $123      $264

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio ............................    $ 18     $ 56     $ 96      $208

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Dreyfus Socially Responsible Growth Fund .........    $ 17     $ 53     $ 91      $199

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Franklin Small Cap Fund--Class I .................    $ 19     $ 60     $103      $223
  Templeton Foreign Securities Fund--Class I .......    $ 18     $ 57     $ 97      $212

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--Dynamics Fund .......................    $ 20     $ 62     $107      $231

JANUS ASPEN SERIES
  Aggressive Growth Portfolio ......................    $ 16     $ 50     $ 86      $187
  Growth and Income Portfolio ......................    $ 16     $ 50     $ 87      $190
  Worldwide Growth Portfolio .......................    $ 16     $ 50     $ 87      $189

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series ..................................    $ 17     $ 52     $ 90      $195
  MFS Emerging Growth ..............................    $ 18     $ 38     $ 59      $172
  MFS Investors Growth Stock Series ................    $ 18     $ 57     $ 99      $214
  MFS Investors Trust Series .......................    $ 18     $ 57     $ 97      $212
  MFS Total Return Series ..........................    $ 18     $ 56     $ 97      $211


If permitted under your retirement arrangement, loans taken by a Participant from a Participant Account may be subject to charges for establishing and maintaining the loan. The examples with respect to the Contracts do not take into account any deduction for such charges. The table of accumulation unit values appears on page 38 of this prospectus.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                  PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE
                              CONTRACT ACCOUNT AND
                   THE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACTS


PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.


Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.


PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the "Discovery Account") on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a "separate account" under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account's assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.


Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 34 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding Fund available under the Contracts. We may establish additional Subaccounts in the future.

THE FUNDS

The following is a list of each Fund, its investment objective and its investment adviser:


THE PRUDENTIAL SERIES FUND, INC.


MONEY MARKET PORTFOLIO. The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

DIVERSIFIED BOND PORTFOLIO. The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments.

GOVERNMENT INCOME PORTFOLIO. The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

FLEXIBLE MANAGED PORTFOLIO. The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

HIGH YIELD BOND PORTFOLIO. The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

STOCK INDEX PORTFOLIO. The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

PRUDENTIAL VALUE PORTFOLIO. The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index.

EQUITY PORTFOLIO. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

JENNISON PORTFOLIO (FORMERLY, PRUDENTIAL JENNISON PORTFOLIO). The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

GLOBAL PORTFOLIO. The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

JENNISON 20/20 FOCUS PORTFOLIO (FORMERLY, 20/20 FOCUS PORTFOLIO). The investment objective is long-term growth of capital. The Portfolio will invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth.

SMALL CAPITALIZATION STOCK PORTFOLIO. The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial Inc., manages each of the Fund's portfolios under a "manager-of-managers" approach. Under that approach, PI may change a subadviser or amend a subadvisory agreement without obtaining shareholder approval. The Fund's agreement with PI replaces the management agreement that the Fund formerly had with Prudential.

Jennison Associates LLC ("Jennison"), a Prudential affiliate, serves as subadviser to the following Portfolios that previously were subadvised (in whole or in part) by Prudential Investment Management, Inc. ("PIM"): Equity Portfolio, Prudential Value Portfolio, Global Portfolio and Jennison 20/20 Focus Portfolio. PIM continues to serve as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock and Stock Index Portfolios.

EQUITY PORTFOLIO AND PRUDENTIAL VALUE PORTFOLIO. Each of these Portfolios now receives subadvisory services from Jennison and two non-Prudential subadvisers.


EQUITY PORTFOLIO. Salomon Brothers Asset Management Inc. ("Salomon") manages approximately 25% of the Equity Portfolio's assets. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc. GE Asset Management Incorporated ("GEAM") also serves as a subadviser to approximately 25% of the Equity Portfolio's assets. GEAM is a wholly-owned subsidiary of General Electric Corporation.


PRUDENTIAL VALUE PORTFOLIO. Deutsche Asset Management Inc. ("Deutsche") serves as subadviser to approximately 25% of the assets of the Prudential Value Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Victory Capital Management Inc. ("Victory") serves as a subadviser to approximately 25% of the assets of the Prudential Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc.


AIM VARIABLE INSURANCE FUNDS

AIM V.I. GOVERNMENT SECURITIES FUND. The investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. INTERNATIONAL GROWTH FUND (FORMERLY AIM V.I. INTERNATIONAL EQUITY
FUND). The investment objective is to provide long-term growth of capital.

AIM V.I. PREMIER EQUITY FUND (FORMERLY AIM V.I. VALUE FUND). The investment objective is to achieve long-term growth of capital. Income is a secondary objective.

The investment adviser for these Funds is A I M Advisors, Inc.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

PREMIER GROWTH PORTFOLIO. The investment objective is growth of capital rather than current income. In pursuing its investment objective, the Fund will employ aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

GROWTH AND INCOME PORTFOLIO. The investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

QUASAR PORTFOLIO. The investment objective is growth of capital by pursuing aggressive investment policies. This Fund invests principally in a diversified portfolio of equity securities.

The investment adviser for these Funds is Alliance Capital Management L.P.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


VP INCOME AND GROWTH. The Fund seeks capital growth, by investing primarily in common stocks. Income is a secondary objective. The investment adviser for this Fund is American Century Investment Management, Inc.


CREDIT SUISSE TRUST

EMERGING GROWTH PORTFOLIO. The objective of this Fund is to seek maximum capital appreciation by investing in equity securities of U.S. emerging growth companies that demonstrate growth characteristics such as positive earnings and accelerated growth. The investment adviser for this Fund is Credit Suisse Asset Management, LLC.



DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS VALUE PORTFOLIO. The Fund's investment objective is growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalization of at least $5 billion. The investment adviser for this Fund is Davis Selected Advisers, L.P.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND. The Fund's seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The investment adviser for this fund is The Dreyfus Corporation.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND. The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies. The investment adviser for the Franklin Small Cap Fund is Franklin Advisers, Inc.

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies located outside the U.S., including emerging markets. The investment adviser for the Templeton Foreign Securities Fund is Templeton Investment Counsel, LLC.


INVESCO Variable Investment Funds, Inc.

INVESCO VIF--DYNAMICS FUND. The Fund seeks capital appreciation. The Fund normally invests at least 65% of its assets in common stocks of mid-size companies. INVESCO defines mid-size companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalization of between $2.5 billion and $15 billion at the time of purchase. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The investment adviser for this Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

AGGRESSIVE GROWTH PORTFOLIO. The investment objective of the Fund is long-term growth of capital. It is a diversified portfolio that seeks its objective primarily by investing in common stocks selected for growth potential, and it normally invests at least 50% of its equity assets in medium-sized companies.

GROWTH AND INCOME PORTFOLIO. The investment objective of this Fund is long-term capital growth and current income. It is a diversified portfolio that normally invests up to 75% of its assets in equity securities selected primarily for growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.


WORLDWIDE GROWTH PORTFOLIO. The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States, however it may at times invest in fewer than five countries or even a single country.

The investment adviser for these Funds is Janus Capital Management LLC.



MFS VARIABLE INSURANCE TRUST


MFS BOND SERIES. The investment objective is primarily to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders capital. Under normal market conditions, the fund invests at least 80% of its net assets in fixed income securities.

MFS EMERGING GROWTH SERIES. The investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its net assets in common stocks and related securities of emerging growth companies.

MFS INVESTORS GROWTH STOCK SERIES. The investment objective is to provide long-term growth of capital and future income rather than current income. Under normal market conditions, the Fund invests at least 80% of its net assets in common stock and related securities.


MFS INVESTORS TRUST SERIES. The Series' objective is to seek long-term growth of capital with a secondary objective to seek reasonable current income.


MFS TOTAL RETURN SERIES. The investment objective is above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities.


The investment adviser for these Funds is MFS Investment Management.

                                ---------------

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 5 and as more fully described in the prospectus for each Fund.


We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds' Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Fund, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all Funds described in this prospectus are available to Participants. Under those Contracts, of the Funds described in this prospectus, your Employer may choose up to 28 Funds that will be available to you. (The limit on the number of Funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other Funds for any Funds that it has already selected. However, if your employer chooses fewer than 28 Funds initially, we will permit it to select additional Funds, so long as the total number of Funds available to Participants does not exceed 28. Prudential reserves the right to change the number of Funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.


GUARANTEED INTEREST ACCOUNT


The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential's General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.


Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.


                                  THE CONTRACTS


We generally issue the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account ("IRA"), a Participant's spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the

Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer's plan. This may also be true with respect to certain non-qualified annuity arrangements.


Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their Employer's plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.


The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.


As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under "Requests, Consents and Notices," page 26. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 24.


We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount's Unit Value determined as of the end of the Valuation Period during which the contribution is received by us at the address shown on the cover page of this Prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to this initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount's Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.


ALLOCATION OF PURCHASE PAYMENTS


A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under "Requests, Consents and Notices," page 26.



ASSET ALLOCATION PROGRAM

We may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. We also make available a more comprehensive model based on an internet web site for use by Participants. We offer the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

We regard the Asset Allocation Program as an aid in making purchase payment allocations. You should not view the Program as any guarantee of investment return. You also should realize that there can be no assurance that any Fund will attain its investment objectives. As a Participant, you should consider reviewing your investor profile questionnaire annually, and each time your investor profile changes.


TRANSFERS


A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under "Requests, Consents and Notices," page 26.


If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or us. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

The Contract was not designed for market timing or for persons that make programmed, large, or frequent transfers. Because market timing and similar trading practices generally are disruptive to the Discovery Account and the underlying mutual funds, we monitor Contract transactions in an effort to identify such trading practices. If we detect those practices, we reserve the right to reject a proposed transaction and to modify the Contract's transfer procedures. For example, we may decide not to accept the transfer requests of an agent acting under a power of attorney on behalf of more than one Contractholder.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as "competing" with Prudential's General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a "competing" option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a "transfer date" which is the Business Day specified in the Contractholder's request or 90 days after we receive the request, whichever is later. The product of Units in the Participant's Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

     o continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

     o transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder "credit," for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.


Dollar Cost Averaging

We may make available an administrative feature called Dollar Cost Averaging ("DCA"). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the Subaccounts and into one or more other Subaccounts. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.


AUTO-REBALANCING

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant's initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.


WITHDRAWALS


Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.


The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59-1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after

December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the
Section 403(b)(11) withdrawal restrictions discussed above.


With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant's right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70-1/2, severance from employment with the employer, or for unforeseeable emergencies.


Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See Withdrawal Charge, page 24. This differs from the treatment of withdrawals for federal income taxes as described below, where, generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

You may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.


SYSTEMATIC WITHDRAWAL PLAN

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59-1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.


Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59-1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70-1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," page 27.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, if a Participant is married, the Participant's spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.


We will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his or her Participant Account or has instructed Prudential in writing to terminate the systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

We will take systematic withdrawals first out of the Participant's investment, if any, in the Guaranteed Interest Account until that money is exhausted. Thereafter, we will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant's systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant's other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, we do not impose a withdrawal charge upon systematic withdrawals. However, we may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. We would impose any such charge only in accordance with the withdrawal charge schedule set out in the Fee Table. We currently permit a Participant who is receiving systematic withdrawals and is over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the Participant's balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.


TEXAS OPTIONAL RETIREMENT PROGRAM

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program").

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas' contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas' contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant's death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant's interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.


DEATH BENEFIT


When we receive due proof of a Participant's death and a claim and payment election submitted in a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account. We require proof of death to be submitted promptly. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.


We will pay the death benefit, according to the Participant's instructions, in:

     o    one sum as if it were a single withdrawal,

     o    systematic withdrawals,

     o    an annuity, or

     o    a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code
Section 401(a)(9) as described below under "Federal Tax Status." If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

     o    to receive a one sum cash payment;

     o to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

     o to receive regular payments in accordance with the systematic withdrawal plan; or

     o    a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant's date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant's designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See "Effecting an Annuity," page 35. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See "Federal Tax Status" section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a one sum cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

     o    the beneficiary may make no contributions; and

     o    the beneficiary may not take a loan.

DISCONTINUANCE OF CONTRIBUTIONS

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days' advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant's behalf are discontinued does not otherwise affect the Participant's rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.


LOAN PROVISION

The loans described in this section are generally available to Participants in 401(a) plans and 403(b) programs. Loans are not generally available under non-qualified arrangements. The interest rate and other terms and conditions of the loan may vary from Contract to Contract.


For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate or other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.


The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Contract, or if not specified, as we determine. The maximum loan amount is the lesser of:

     o $50,000, reduced by the highest outstanding balance of loans for the Participant during the one year period immediately preceding the date of the loan, or

     o 50% of the value of the Participant's vested interest under a Contract.

Generally, in the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Prudential invests those payments in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, we will deduct the loan amount pro rata from the Participant Account Value in the Subaccounts.


The maximum loan amount referred to above applies to all loans from any qualified plan of the Employer. Since we cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution. In that event, we will send the appropriate tax information to the Participant and the Internal Revenue Service.


We charge a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. We will not accept a personal check as payment of the loan application fee. We also impose an annual charge of up to $60 as a loan maintenance fee for record-keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. We will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in that option to pay the charge, we will then deduct the charge from any one or more of the Subaccounts in which the Participant is invested.


MODIFIED PROCEDURES

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than us. The record-keeper is the Contractholder's agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.


                          CHARGES, FEES AND DEDUCTIONS

ADMINISTRATIVE FEE

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.


CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.


EXPENSES INCURRED BY THE FUNDS

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.


WITHDRAWAL CHARGE

We may assess a withdrawal charge upon full or partial withdrawals. The charge compensates us for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. We do not impose a withdrawal charge whenever earnings are withdrawn.

The amount of the withdrawal charge that we impose upon any withdrawal depends upon the number of years of a Participant's participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date we receive the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to us. Such participation ends on the date when the Participation Account under the Contract is canceled. In the event of such cancellation, we may, in our discretion, treat the Participant as if he/she were still participating in the Contract for a limited period of time (currently, about one year). In that way, if the Participant some time later becomes a Contract

Participant again, he/she will be given credit, for purposes of calculating any withdrawal charge, for that limited time period that we allowed.

The table below describes the maximum amount of the withdrawal charge that we deduct.

                                           THE WITHDRAWAL CHARGE WILL BE EQUAL
                                           TO THE FOLLOWING PERCENTAGE OF THE
YEARS OF CONTRACT PARTICIPATION                 CONTRIBUTIONS WITHDRAWN
-------------------------------            -----------------------------------
First Year ...............................                5%
Second Year ..............................                4%
Third Year ...............................                3%
Fourth Year ..............................                2%
Fifth Year ...............................                1%
Sixth and Subsequent Years. ..............            No Charge

In general, we will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).


LIMITATIONS ON WITHDRAWAL CHARGE

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

     o    to purchase an annuity;

     o    to provide a death benefit;

     o    pursuant to a systematic withdrawal plan generally;

     o    to provide a minimum distribution payment;

     o in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer's retirement arrangement; or

     o    on contributions received from a roll-over.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant's other Subaccounts and the Guaranteed Interest Account.

We may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect our anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

     o    the utilization of mass enrollment procedures; or

     o the performance of sales functions, which we would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

     o an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


                         REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

                               FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.


ANNUITY QUALIFICATION


This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of Funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.



TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS


The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), Roth IRAs, and Section 403(b) tax-deferred annuities ("TDAs"). The Contracts may also be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code ("Section 403(c) annuities"). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called "Section 457 Plans" after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of Entity Owners on page 30, which may be applicable in certain circumstances.



CONTRIBUTIONS


In general, assuming that Participants and employers adhere to the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.


Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to Section 403(c) annuities are not deductible.

EARNINGS

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.


DISTRIBUTIONS OR WITHDRAWALS

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59-1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five years.


MINIMUM DISTRIBUTION RULES

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70-1/2 or (2) the Participant retires. The following exceptions apply:

     o For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

     o    For IRAs, (2) above does not apply.

     o Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.


Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Participant Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Special rules apply where the deceased Participant's spouse is his designated beneficiary.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

SECTION 403(C) ANNUITY ARRANGEMENTS USING THE CONTRACTS

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.


TAXES PAYABLE BY PARTICIPANT

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


TAXES ON WITHDRAWALS AND SURRENDER

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

     o the amount is paid on or after age 59-1/2 or the death of the Participant;

     o the amount received is attributable to the Participant becoming disabled;

     o the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

     o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after age 59-1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral.


TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.


REQUIRED DISTRIBUTIONS UPON DEATH OF PARTICIPANT


For nonqualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see Minimum Distribution Rules on page 28.


If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.



ENTITY OWNERS


When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.


GENERATION-SKIPPING TRANSFERS

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37-1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.


TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


                              ERISA CONSIDERATIONS

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). If applicable, ERISA and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.


Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "Charges, Fees and Deductions" starting on page 24.

Information about sales representatives and commissions may be found under "Other Information" and "Sale of the Contract and Sales Commissions" on page 34.


In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

                              EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential's General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.


For contracts held in connection with certain types of retirement, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant's spouse, unless the Participant's spouse waives that right. Similarly, if the Participant is married at the time of the Participant's death, federal law may require all or a portion of the death benefit to be paid to the Participant's spouse, even if the Participant designated someone else as the Participant's beneficiary. For more information, consult the terms of your retirement arrangement. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after the Participant's death to his or her spouse, if then living.


Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.


LIFE ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.


ANNUITY CERTAIN

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.


JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33-1/3%, 50%, 66-2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.


PURCHASING THE ANNUITY

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.



SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

DEFINED BENEFIT PLAN AND, MONEY PURCHASE PENSION PLANS. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES. Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS. Spousal Consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

                                OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX

If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.


SALE OF THE CONTRACT AND SALES COMMISSIONS


Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, NJ 07102. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2001 and 2000, $268,727 and $67,385 respectively were paid to PIMS for its services as principal underwriter. During 2001 and 2000, PIMS retained none of the commissions. We pay the broker-dealer whose registered representatives sell the Contract either:


     o    a commission of up to 2.2% of your purchase payments; or

     o a combination of a commission on purchase payments and a "trail" commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the Contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements. and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.


VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, we vote the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.


SUBSTITUTION OF FUND SHARES

Although we believe it to be unlikely, it is possible that in the judgment of its management, one or more of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at our discretion. In that event, we may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.


PERFORMANCE INFORMATION

We may depict performance information for the Subaccounts in advertising and reports to current and prospective Contractholders and Participants. Performance information is based on the historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a specified seven-day period. Effective yield is calculated in a similar manner, except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to:

     o    comparisons to market indices,

     o    comparisons to other investments,

     o    performance rankings,

     o    personalized illustrations of historical performance, and

     o    data presented by analysts or included in publications.

See Performance Information in the Statement of Additional Information for recent performance information.

REPORTS TO PARTICIPANTS

We will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.


STATE REGULATION

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and Contractholders. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.


LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to

"opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/ or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.



STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
The contents of the Statement of Additional Information include:
Definitions ...............................................................   2
Other Contract Provisions .................................................   2
Administration ............................................................   2
Performance Information ...................................................   3
Directors of Prudential ...................................................   7
Principal Officers of Prudential ..........................................   9
Sale of Contracts .........................................................  10
Legal Matters .............................................................  11
Experts ...................................................................  11
Consolidated Financial Statements
  of the Prudential Insurance Company
  of America and its Subsidiaries ......................................... A-1


ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Participants in certain plans may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

                                                                                                                            APPENDIX
                                                      ACCUMULATION UNIT VALUES
                                               (ASSUMES AN ADMINISTRATIVE FEE OF .50%)
                              THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT
                                                  (CONDENSED FINANCIAL INFORMATION)


                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential             Prudential           Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                        Money Market        Diversified Bond      Government Income   Conservative Balanced
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                         Prudential            Prudential            Prudential            Prudential
                                      Series Fund Small        Series Fund           Series Fund           Series Fund
                                     Capitalization Stock   Flexible Managed       High Yield Bond         Stock Index
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00     N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $11.66     N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............      8,830

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                      Prudential Value           Equity               Jennison               Global
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $11.60      N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............     33,895

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential
                                         Series Fund            AIM V.I.              AIM V.I.              AIM V.I.
                                     Jennison 20/20 Focus  Government Securities   Premier Equity      International Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)       N/A        N/A        N/A        N/A        N/A        N/A        N/A       N/A
2. End of period (rounded) ......      N/A        N/A        N/A        N/A        N/A        N/A        N/A       N/A
3. Accumulation Units Outstanding
   at end of period .............

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                          Alliance              Alliance              Alliance          American Century
                                       Premier Growth            Quasar           Growth and Income    VP Income & Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $ 10.00     N/A        N/A        N/A       $10.00      N/A       $10.00      N/A
2. End of period (rounded) ......     $  6.96     N/A        N/A        N/A       $10.42      N/A       $ 8.49      N/A
3. Accumulation Units Outstanding
   at end of period .............     269,447                N/A                  73,326                11,639

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                                                                      Dreyfus
                                        Credit Suisse             Davis               Socially         Franklin Templeton
                                       Emerging Growth            Value          Responsible Growth    Franklin Small Cap
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.24     $10.00     $10.00      N/A        N/A        N/A       $  9.06    $10.00
2. End of period (rounded) ......     $ 8.52     $10.24     $ 9.07      N/A        N/A        N/A       $  7.66    $ 9.06
3. Accumulation Units Outstanding
   at end of period .............      2,363      1,370      5,475                                      188,643     6,726




                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                     Franklin Templeton
                                          Templeton              INVESCO             Janus Aspen           Janus Aspen
                                  International Securities INVESCO VIF-Dynamics   Aggressive Growth     Worldwide Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.20     $10.00     $10.00      N/A      $   7.91    $10.00     $ 8.71     $10.00
2. End of period (rounded) ......     $ 8.56     $10.20     $ 6.69      N/A      $   4.77    $ 7.91     $ 6.72     $ 8.71
3. Accumulation Units Outstanding
   at end of period .............        176         97     29,671                263,979    16,205     73,719     18,436

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                         Janus Aspen               MFS                   MFS                   MFS
                                      Growth and Income           Bond             Investors Trust       Emerging Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $ 9.26     $10.00      N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $ 7.98     $ 9.26      N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............     18,416     12,037

                                                     SUBACCOUNTS
                                     -------------------------------------------
                                              MFS                  MFS
                                         Total Return     Investors Growth Stock
                                     -------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $ 9.49     $10.00
2. End of period (rounded) ......     $ 9.98      N/A       $ 7.16     $ 9.49
3. Accumulation Units Outstanding
   at end of period .............        829                 5,333      1,441



                                                                                                                            APPENDIX

                                                      ACCUMULATION UNIT VALUES
                                               (ASSUMES AN ADMINISTRATIVE FEE OF .65%)
                              THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT
                                                  (CONDENSED FINANCIAL INFORMATION)

                                                                          SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                        Money Market        Diversified Bond      Government Income    Conservative Balanced
                                     ---------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     ---------------------------------------------------------------------------------------
1. Beginning of period (rounded)       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                      Series Fund Small        Series Fund           Series Fund           Series Fund
                                     Capitalization Stock   Flexible Managed       High Yield Bond         Stock Index
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $11.63      N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............      4,442

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                      Prudential Value           Equity               Jennison               Global
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $11.57      N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............     23,911

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential
                                         Series Fund            AIM V.I.              AIM V.I.              AIM V.I.
                                     Jennison 20/20 Focus  Government Securities   Premier Equity      International Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A        N/A        N/A       $10.00      N/A
2. End of period (rounded) ......     $10.06      N/A       $11.39      N/A        N/A        N/A       $ 6.51      N/A
3. Accumulation Units Outstanding
   at end of period .............         69                    13                                           1

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                          Alliance              Alliance              Alliance          American Century
                                       Premier Growth            Quasar           Growth and Income    VP Income & Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A       $10.00      N/A       $10.00      N/A
2. End of period (rounded) ......     $ 6.95      N/A       $ 8.91      N/A       $10.39      N/A       $ 8.47      N/A
3. Accumulation Units Outstanding
   at end of period .............     42,967                   735                32,671                 3,292

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                                                                      Dreyfus
                                        Credit Suisse             Davis               Socially         Franklin Templeton
                                       Emerging Growth            Value          Responsible Growth    Franklin Small Cap
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A       $10.00      N/A       $10.00      N/A
2. End of period (rounded) ......     $ 8.50      N/A       $ 9.05      N/A       $ 7.02      N/A       $ 7.64      N/A
3. Accumulation Units Outstanding
   at end of period .............          3                 2,551                   566                26,547



                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                     Franklin Templeton
                                          Templeton              INVESCO             Janus Aspen           Janus Aspen
                                  International Securities INVESCO VIF-Dynamics   Aggressive Growth     Worldwide Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A       $10.00      N/A       $10.00      N/A
2. End of period (rounded) ......     $ 8.54      N/A       $ 6.67      N/A       $ 4.76      N/A       $ 6.70      N/A
3. Accumulation Units Outstanding
   at end of period .............        570                10,835                47,541                 4,136

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                         Janus Aspen               MFS                   MFS                   MFS
                                      Growth and Income           Bond             Investors Trust       Emerging Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A       $10.00      N/A        N/A        N/A
2. End of period (rounded) ......     $ 7.96      N/A       $11.76      N/A       $ 8.40      N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............      3,170                 1,448                   302

                                                     SUBACCOUNTS
                                     -------------------------------------------
                                              MFS                  MFS
                                         Total Return     Investors Growth Stock
                                     -------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A
2. End of period (rounded) ......     $ 9.96      N/A       $ 7.15      N/A
3. Accumulation Units Outstanding
   at end of period .............      6,760                 1,043



                                                                                                                            APPENDIX
                                                      ACCUMULATION UNIT VALUES
                                               (ASSUMES AN ADMINISTRATIVE FEE OF .75%)
                              THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE ANNUITY CONTRACT ACCOUNT
                                                  (CONDENSED FINANCIAL INFORMATION)


                                                                          SUBACCOUNTS
                                     ---------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                        Money Market        Diversified Bond      Government Income    Conservative Balanced
                                     ---------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     ---------------------------------------------------------------------------------------
1. Beginning of period (rounded)       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............

                                                                          SUBACCOUNTS
                                    -------------------------------------------------------------------------------------
                                        Prudential            Prudential            Prudential            Prudential
                                     Series Fund Small        Series Fund           Series Fund           Series Fund
                                    Capitalization Stock   Flexible Managed       High Yield Bond         Stock Index
                                    -------------------------------------------------------------------------------------
                                    01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                       to         to         to         to         to         to         to         to
                                    12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                    -------------------------------------------------------------------------------------
1. Beginning of period (rounded)     $10.00      N/A        N/A        N/A        N/A        N/A        N/A         N/A
2. End of period (rounded) ......    $11.61      N/A        N/A        N/A        N/A        N/A        N/A         N/A
3. Accumulation Units Outstanding
   at end of period .............        91

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential            Prudential            Prudential            Prudential
                                         Series Fund           Series Fund           Series Fund           Series Fund
                                      Prudential Value           Equity               Jennison               Global
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $11.55      N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............      4,580

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                         Prudential
                                         Series Fund            AIM V.I.              AIM V.I.              AIM V.I.
                                     Jennison 20/20 Focus  Government Securities   Premier Equity      International Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                          Alliance              Alliance              Alliance          American Century
                                       Premier Growth            Quasar           Growth and Income    VP Income & Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $ 8.44     $10.00      N/A        N/A       $10.00      N/A       $ 9.30     $10.00
2. End of period (rounded) ......     $ 6.94     $ 8.44      N/A        N/A       $10.38      N/A       $ 8.46     $ 9.30
3. Accumulation Units Outstanding
   at end of period .............     46,969     10,125                            4,790                 8,333      5,616

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                                                                      Dreyfus
                                        Credit Suisse             Davis               Socially         Franklin Templeton
                                       Emerging Growth            Value          Responsible Growth    Franklin Small Cap
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $10.00      N/A        N/A         N/A      $ 9.05     $10.00
2. End of period (rounded) ......     $ 8.49      N/A       $ 9.04      N/A        N/A         N/A      $ 7.63     $ 9.05
3. Accumulation Units Outstanding
   at end of period .............      1,142                 5,173                                      69,106     30,195



                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------
                                     Franklin Templeton
                                          Templeton              INVESCO             Janus Aspen           Janus Aspen
                                  International Securities INVESCO VIF-Dynamics   Aggressive Growth     Worldwide Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A       $ 9.75     $10.00     $  7.90    $10.00     $ 8.69     $10.00
2. End of period (rounded) ......     $ 8.52      N/A       $ 6.66     $ 9.75     $  4.75    $ 7.90     $ 6.69     $ 8.69
3. Accumulation Units Outstanding
   at end of period .............         25                23,456      7,671     132,619    74,994     24,461     16,258

                                                                          SUBACCOUNTS
                                     -------------------------------------------------------------------------------------

                                         Janus Aspen               MFS                   MFS                   MFS
                                      Growth and Income           Bond             Investors Trust       Emerging Growth
                                     -------------------------------------------------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to         to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------------------------------------------------
1. Beginning of period (rounded)      $ 9.25     $10.00      N/A        N/A        N/A        N/A        N/A        N/A
2. End of period (rounded) ......     $ 7.95     $ 9.25      N/A        N/A        N/A        N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............     28,132     23,657

                                                     SUBACCOUNTS
                                     -------------------------------------------
                                              MFS                  MFS
                                         Total Return     Investors Growth Stock
                                     -------------------------------------------
                                     01/01/01   05/31/00   01/01/01   05/31/00
                                        to         to         to         to
                                     12/31/01   12/31/00   12/31/01   12/31/00
                                     -------------------------------------------
1. Beginning of period (rounded)      $10.00      N/A        N/A        N/A
2. End of period (rounded) ......     $ 9.94      N/A        N/A        N/A
3. Accumulation Units Outstanding
   at end of period .............         22


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2002


                           DISCOVERY PREMIER
                                ---------------
                                 GROUP RETIREMENT ANNUITY

                                DISCOVERY PREMIER
                        GROUP VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT


The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY PREMIER(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 34 Subaccounts of Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.; AIM Variable Insurance Funds, Inc.; Alliance Variable Products Series Fund; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; INVESCO Variable Investment Funds, Inc.; Janus Aspen Series; MFS Variable Insurance Trust; and Credit Suisse Trust.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2002. Certain portions of that May 1, 2002 prospectus are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS

                                                                            PAGE
DEFINITIONS ...............................................................    2

OTHER CONTRACT PROVISIONS .................................................    2
  Assignment ..............................................................    2
  Participation In Divisible Surplus ......................................    2

ADMINISTRATION ............................................................    2

PERFORMANCE INFORMATION ...................................................    3
  Average Annual Total Return .............................................    3
  Non-Standard Total Return ...............................................    3
  Performance Information .................................................    3

DIRECTORS OF PRUDENTIAL ...................................................    7

OFFICERS OF PRUDENTIAL ....................................................    9

SALE OF THE CONTRACTS .....................................................   10

LEGAL MATTERS .............................................................   11

EXPERTS ...................................................................   11

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND ITS SUBSIDIARIES .................................  A-1

                                   PRUDENTIAL
                                   30 Scranton Office Park
                                   Scranton, PA 18507-1789
                                   Telephone 1-800-458-6333

                                   DEFINITIONS

CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.


FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, and MFS Variable Insurance Trust.


PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.


                            OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.


PARTICIPATION IN DIVISIBLE SURPLUS


During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. When Prudential was a mutual insurer, owners of certain Prudential contracts participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.



                                 ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.


During 2001 and 2002, Prudential received $27,509 and $2,577 respectively for administrative expenses.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account. During 2001 and 2002, Prudential collected $-0- in withdrawal charges.



                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                         n
                                 P(1 + T) = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.


NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.

The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.


PERFORMANCE INFORMATION


The tables below provide performance information for each Subaccount for specified periods ending December 31, 2001. The Discovery Account commenced operations on June 1, 2000. This information does not indicate or represent future performance.

Table 1 below shows average annual total return assuming a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and ending on 12/31/01. The tables use the same assumptions as SEC standardized performance. That means that the rates of return shown below reflect the mortality and expense risk fee, the administrative fee and the withdrawal charge. The performance figures quoted reflect the maximum administrative fee of 0.75%. For certain Plans, we have reduced the administrative fee, which results in performance figures that are increased by the amount of the reduction.


                                     TABLE 1
                             SUBACCOUNT STANDARDIZED
                          AVERAGE ANNUAL TOTAL RETURN


                                                                      FROM DATE
                                                                     SUB-ACCOUNT
                                                           ONE YEAR  ESTABLISHED
                                                             ENDED     THROUGH
FUND PORTFOLIO                                             12/31/01   12/31/01
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC
  Conservative Balanced Portfolio                            -7.75%     -7.28%
  Diversified Bond Portfolio                                  1.18%     22.05%
  Equity Portfolio                                          -16.84%    -11.30%
  Flexible Managed Portfolio                                -11.39%    -11.63%
  Global Portfolio                                          -23.25%    -32.62%
  Government Income Portfolio                                 2.25%     13.49%
  High Yield Bond Portfolio                                  -6.18%    -10.09%
  Jennison 20/20 Focus Portfolio                             -6.74%     -3.53%
  Jennison Portfolio                                        -23.86%    -35.15%
  Money Market Portfolio                                     -1.68%      2.70%
  Prudential Value Portfolio                                 -7.80%     11.53%
  Small Capitalization Stock Portfolio                       -0.31%     12.10%
  Stock Index Portfolio                                     -17.71%    -22.62%

AIM VARIABLE INSURANCE FUNDS, INC
  AIM V.I. Government Securities Fund                         0.67%      9.77%
  AIM V.I. International Growth Fund                        -29.13%    -39.03%
  AIM V.I. Premier Equity Fund                              -18.22%    -27.45%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC
  Premier Growth Portfolio                                  -22.82%    -34.64%
  Growth and Income Portfolio                                -5.40%     -0.24%
  Quasar Portfolio                                          -18.38%    -15.07%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
  VP Income & Growth                                        -14.03%    -19.39%

CREDIT SUISSE TRUST
  Emerging Growth Portfolio                                 -22.03%    -19.14%

DAVIS VARIABLE ACCOUNT FUND, INC
  Davis Value Portfolio                                     -16.04%    -13.63%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
  Dreyfus Socially Responsible Growth Fund                  -27.95%    -33.93%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -- Class 1                        -20.65%   -27.71%
  Templeton Foreign Securities Fund -- Class 1              -21.36%    -18.78

INVESCO VARIABLE INVESTMENT FUNDS, INC
  INVESCO VIF -- Dynamics Fund                              -36.65%    -37.38%

JANUS ASPEN SERIES
  Aggressive Growth Portfolio                               -44.90%    -56.51%
  Growth & Income Portfolio                                 -19.02%    -24.49%
  Worldwide Growth Portfolio                                -28.01%    -37.08%

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series                                             2.91%     13.42%
  MFS Emerging Growth Series                                -38.98%    -45.52%
  MFS Investors Growth Stock Series                         -29.71$    -32.66%
  MFS Investors Trust Series                                -21.59%    -20.16%
  MFS Total Return Series                                    -5.52$     -4.56%

Table 2 below shows average annual total return assuming a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and ending on 12/31/01. The rates of return shown below reflect the mortality and expense risk fee and the maximum administrative fee, but not the withdrawal charge.


                                     TABLE 2
                          SUBACCOUNT NON-STANDARDIZED
                          AVERAGE ANNUAL TOTAL RETURN


                                                                      FROM DATE
                                                                     SUB-ACCOUNT
                                                           ONE YEAR  ESTABLISHED
                                                             ENDED     THROUGH
FUND PORTFOLIO                                             12/31/01   12/31/01
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                            -2.75%     -3.28%
  Diversified Bond Portfolio                                  6.18%     26.05%
  Equity Portfolio                                          -11.84%     -7.30%
  Flexible Managed Portfolio                                 -6.39%     -7.63%
  Global Portfolio                                          -18.25%    -28.62%
  Government Income Portfolio                                 7.25%     17.49%
  High Yield Bond Portfolio                                  -1.18%     -6.09%
  Jennison 20/20 Focus Portfolio                             -1.74%      0.47%
  Jennison Portfolio                                        -18.86%    -31.15%
  Money Market Portfolio                                      3.32%      6.70%
  Prudential Value Portfolio                                 -2.80%     15.53%
  Small Capitalization Stock Portfolio                        4.69%     16.10%
  Stock Index Portfolio                                     -12.71%    -18.62%

AIM VARIABLE INSURANCE FUNDS, INC
  AIM V.I. Government Securities Fund                         5.67%     13.77%
  AIM V.I. International Growth Fund                        -24.13%    -35.03%
  AIM V.I. Premier Equity Fund                              -13.22%    -23.45%

ALLIANCE PREMIER EQUITY VARIABLE PRODUCTS
SERIES FUND, INC
  Premier Growth Portfolio                                  -17.82%    -30.64%
  Growth and Income Portfolio                                -0.40%      3.76%
  Quasar Portfolio                                          -13.38%    -11.07%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC
  VP Income & Growth                                         -9.03%    -15.39%

CREDIT SUISSE TRUST
  Emerging Growth Portfolio                                 -17.03%    -15.14%

DAVIS VARIABLE ACCOUNT FUND, INC
  Davis Value Portfolio                                     -11.04%     -9.63%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
  Dreyfus Socially Responsible Growth Fund                  -22.95%    -29.93%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -- Class 1                        -15.65%    -23.71%
  Templeton Foreign Securities Fund -- Class 1              -16.36%    -14.78%

INVESCO VARIABLE INVESTMENT FUNDS, INC
  INVESCO VIF -- Dynamics Fund                              -31.65%    -33.38%

JANUS ASPEN SERIES
  Aggressive Growth Portfolio                               -39.90%    -52.51%
  Growth & Income Portfolio                                 -14.02%    -20.49%
  Worldwide Growth Portfolio                                -23.01%    -33.08%

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series                                             7.91%      17.42
  MFS Emerging Growth Series                                -33.98%    -41.52%
  MFS Investors Growth Stock Series                         -24.71%    -28.66%
  MFS Investors Trust Series                                -16.59%    -16.16%
  MFS Total Return Series                                    -0.52%     -0.56%

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY PREMIER Group Annuity and the Series Fund have been reflected.


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001, were 0.39% and 0.40%, respectively.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 0.15% charge for mortality and expense risks and the 0.75% charge for administration.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1) 365/7 -1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.


COMPARATIVE PERFORMANCE INFORMATION


Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Russell 3000 Growth Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and
(5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2002). Member, Audit Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2002). Member, Investment Committee, Member Committee on Business Ethics. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP in 1998. Former Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Mr. Casellas is also a director of The Swarthmore Group. Age 49. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires June, 2002). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated and Science Applications International Corporation. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company, DTE Energy Company, Gilmour Enterprises, Inc., Gilmour Ford, Inc., and Gilmour Properties, LLC. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2002). Chairman, Corporate Governance Committee. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 60. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2002). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc., Yankee Entertainment Sports Network, Hampshire Management Company, James
E. Hanson Management Company and Pascack Community Bank. Age 65. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires June, 2002). Member, Compensation Committee. Retired since 2002. Chairman and Chief Executive Officer, Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 67. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2002). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institution since 1993. Commissioner, US Commission on Civil Rights 1993 to 1998. Ms. Horner is also a director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Age 70. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Chemical Bank Chairman's Professor of Economics, Princeton University, where he has served on the faculty since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 69. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Director since 1994 (current term expires June, 2002). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2002). Member, Audit Committee. Chairman of the Volkhov International Business Incubator since 1995. Principal, Investment Strategies International from 1994 to 2000. Ms. Schmertz is also a principal of Microleasing, LLC. Age 67. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires June, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Age 71. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires June, 2002). Member, Compensation Committee; Member, Audit Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. Age 70. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2002). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998 and Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 68. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2002). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Apex Microtechnology Corporation. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires June, 2002). Chairman, Audit Committee; Member, Executive Committee; Member, Corporate Governance Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. and Advanced Medicines, Inc. Age 72. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Partner, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires June, 2002). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Corporate Governance Committee. Consultant since 1997. Age 74. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of The Prudential Insurance Company of America since 1994. Chairman, Chief Executive Officer and President of Prudential Financial, Inc. since December, 2000. Age 59.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Individual Financial Services 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 51.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources of The Prudential Insurance Company of America since 2000 and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 48.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems of The Prudential Insurance Company of America since 1997 and Executive Vice President of Prudential Financial, Inc. since 2001. Age 55.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997. Age 49.

JEAN D. HAMILTON--Executive Vice President, Institutional of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, Prudential Institutional 1998 to 2001; President, Diversified Group from 1995 to 1998. Age 55.

RODGER A. LAWSON--Executive Vice President, International Investment and Global Marketing of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001; Executive Vice President, International Investments & Global Marketing Communications from 1998 to 2001; Executive Vice President, Marketing and Planning from 1996 to 1998. Age 55.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management of The Prudential Insurance Company of America and Executive Vice President of Prudential Financial, Inc. since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management 1998 to 2001 and Prudential Securities during 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998. Age 48.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America since 1997 and Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. since 2001; Controller, Salomon Brothers from 1995 to 1997. Age 54.

ANTHONY S. PISZEL--Senior Vice President and Comptroller of The Prudential Insurance Company of America since 2000 and Senior Vice President and Comptroller of Prudential Financial, Inc. since 2001; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998. Age 47.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000 and Senior Vice President and Treasurer of Prudential Financial, Inc. since 2002. Vice President and Treasurer from 1995 to 2000. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary of The Prudential Insurance Company of America since 1995 and Vice President and Secretary of Prudential Financial, Inc. since 2001. Age 44.


                              SALE OF THE CONTRACTS

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2001 and 2000, $268,722 and $67,385, respectively, was paid to PIMS for its services as principal underwriter. During 2001 and 2000, PIMS retained none of those commissions.

                                  LEGAL MATTERS


Shea and Gardner of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.



                                     EXPERTS


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 and the financial statements of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this statement of additional information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



                              FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                       SUBACCOUNTS
                                                     ------------------------------------------------------------------------
                                                                    Prudential
                                                                       Small                        AIM V.I.
                                                      Prudential   Capitalization   Prudential     Government      AIM V.I.
                                                        Value          Stock       20/20 Focus     Securities    International
                                                      Portfolio      Portfolio      Portfolio         Fund       Equity Fund
                                                     ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ...........   $    723,251   $    155,923   $        897   $        377   $        140
  Payable to The Prudential Insurance Company
    of America ...................................   $       (533)  $       (297)  $       (204)  $       (230)  $       (131)
                                                     ------------   ------------   ------------   ------------   ------------
  Net Assets .....................................   $    722,718   $    155,626   $        693   $        147   $          9
                                                     ============   ============   ============   ============   ============
NET ASSETS, representing:
  Accumulation units .............................   $    722,718   $    155,626   $        693   $        147   $          9
                                                     ------------   ------------   ------------   ------------   ------------
                                                     $    722,718   $    155,626   $        693   $        147   $          9
                                                     ============   ============   ============   ============   ============
Units outstanding ................................         62,386         13,363             69             13              1
                                                     ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A1


                                                SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
  Alliance       Alliance                      American                      Dreyfus
  Growth &       Premier        Alliance      Century VP       Davis         Socially       Franklin      Templeton
   Income         Growth         Quasar        Income &        Value       Responsible     Small Cap     International
 Portfolio      Portfolio      Portfolio     Growth Fund     Portfolio     Growth Fund        Fund       Equity Fund
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$  1,153,787   $  2,501,662   $      6,727   $    197,324   $    119,755   $      4,117   $  2,175,927   $      6,587

$       (680)  $     (1,093)  $       (182)  $        (78)  $       (249)  $       (143)  $       (934)  $         (7)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  1,153,107   $  2,500,569   $      6,545   $    197,246   $    119,506   $      3,974   $  2,174,993   $      6,580
============   ============   ============   ============   ============   ============   ============   ============

$  1,153,107   $  2,500,569   $      6,545   $    197,246   $    119,506   $      3,974   $  2,174,993   $      6,580
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  1,153,107   $  2,500,569   $      6,545   $    197,246   $    119,506   $      3,974   $  2,174,993   $      6,580
============   ============   ============   ============   ============   ============   ============   ============
     110,787        359,383            735         23,261         13,199            566        284,296            771
============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A2


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                   SUBACCOUNTS
                                                     ------------------------------------------------------------------------
                                                                       Janus          Janus          Janus
                                                     INVESCO VIF     Aggressive      Growth &      Worldwide
                                                       Dynamics        Growth         Income         Growth        MFS Bond
                                                         Fund        Portfolio      Portfolio      Portfolio        Series
                                                     ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ...........   $    427,203   $  2,115,599   $    396,113   $    687,049   $     17,276
  Payable to The Prudential Insurance Company
    of America ...................................   $       (210)  $       (881)  $       (186)  $       (390)  $       (249)
                                                     ------------   ------------   ------------   ------------   ------------
  Net Assets .....................................   $    426,993   $  2,114,718   $    395,927   $    686,659   $     17,027
                                                     ============   ============   ============   ============   ============
NET ASSETS, representing:
  Accumulation units .............................   $    426,993   $  2,114,718   $    395,927   $    686,659   $     17,027
                                                     ------------   ------------   ------------   ------------   ------------
                                                     $    426,993   $  2,114,718   $    395,927   $    686,659   $     17,027
                                                     ============   ============   ============   ============   ============
Units outstanding ................................         63,692        444,139         49,718        102,316          1,448
                                                     ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A3


                   SUBACCOUNTS (Continued)
---------------------------------------------------------
                                             Credit Suisse
                MFS Growth     MFS Total       Emerging
 MFS Growth    With Income       Return         Growth
   Series         Series         Series       Portfolio
------------   ------------   ------------   ------------

$     45,668   $      2,704   $     76,191   $     29,867

$        (22)  $       (172)  $       (236)  $        (17)
------------   ------------   ------------   ------------
$     45,646   $      2,532   $     75,955   $     29,850
============   ============   ============   ============


$     45,646   $      2,532   $     75,955   $     29,850
------------   ------------   ------------   ------------
$     45,646   $      2,532   $     75,955   $     29,850
============   ============   ============   ============
       6,376            302          7,611          3,508
============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A4


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

                                                                                            SUBACCOUNTS
                                                          ------------------------------------------------------------------------
                                                                         Prudential
                                                                            Small                        AIM V.I.
                                                           Prudential   Capitalization   Prudential     Government      AIM V.I.
                                                             Value          Stock       20/20 Focus     Securities    International
                                                           Portfolio      Portfolio      Portfolio         Fund       Equity Fund
                                                          ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend income .....................................   $      4,225   $        327   $          1   $         10   $          0
EXPENSES
  Charges for assuming mortality
    and expense risk [Note 4] .........................          1,063            182              1              0              0
                                                          ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ..........................          3,162            145              0             10              0
                                                          ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ................         34,969             30              4              0              4
  Net realized gain (loss) on investments .............            (13)           (75)             0              0              0
  Net change in unrealized gain (loss) on investments .         20,188         23,189             30              6            (44)
                                                          ------------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ........................         55,144         23,144             34              6            (40)
                                                          ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $     58,306   $     23,289   $         34   $         16   $        (40)
                                                          ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A5


                                                SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
  Alliance       Alliance                      American                      Dreyfus
  Growth &       Premier        Alliance      Century VP       Davis         Socially       Franklin      Templeton
   Income         Growth         Quasar        Income &        Value       Responsible     Small Cap    International
 Portfolio      Portfolio      Portfolio     Growth Fund     Portfolio     Growth Fund        Fund       Equity Fund
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$        570   $          0   $          0   $        443   $        494   $          2   $      2,563   $         43


       1,704          4,360              6            568            164              1          5,245             13
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,134)        (4,360)            (6)          (125)           330              1         (2,682)            30
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       4,192         15,745              6              0              0              0              0            319
        (119)       (22,260)            (1)          (226)             0              0        (27,654)           (84)
      75,359        188,939             44          4,312          9,268            (56)       258,048           (225)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      79,432        182,424             49          4,086          9,268            (56)       230,394             10
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$     78,298   $    178,064   $         43   $      3,961   $      9,598   $        (55)  $    227,712   $         40
============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A6


                                        FINANCIAL STATEMENTS OF THE
                                PRUDENTIAL DISCOVERY PREMIER GROUP
                                        VARIABLE CONTRACT ACCOUNT


STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

                                                                                         SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                                             Janus          Janus          Janus
                                                           INVESCO VIF     Aggressive      Growth &      Worldwide
                                                             Dynamics        Growth         Income         Growth        MFS Bond
                                                               Fund        Portfolio      Portfolio      Portfolio        Series
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend income .....................................   $          0   $          0   $      5,605   $      2,704   $         14
EXPENSES
  Charges for assuming mortality
    and expense risk [Note 4] .........................          1,403          7,512          2,454          2,441             29
                                                           ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ..........................         (1,403)         7,512          3,151            263            (15)
                                                           ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ................              0              0              0              0              0
  Net realized gain (loss) on investments .............        (15,088)      (145,543)       (23,364)       (46,072)           (12)
  Net change in unrealized gain (loss) on investments .         (5,949)      (149,271)       (36,949)           406             64
                                                           ------------   ------------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS ........................        (21,037)      (294,814)       (60,313)       (45,666)            52
                                                           ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $    (22,440)  $   (302,326)  $    (57,162)  $    (45,403)  $         37
                                                          ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A7


                   SUBACCOUNTS (Continued)
---------------------------------------------------------
                                             Credit Suisse
                MFS Growth     MFS Total       Emerging
 MFS Growth    With Income       Return         Growth
   Series         Series         Series       Portfolio
------------   ------------   ------------   ------------

$         22   $          1   $          4   $          0


         119              7             97            137
------------   ------------   ------------   ------------
         (97)            (6)           (93)          (137)
------------   ------------   ------------   ------------


         166              5              7              0
        (426)            (1)            (1)          (284)
      (3,112)          (124)         3,796         (2,289)
------------   ------------   ------------   ------------
      (3,372)          (120)         3,802         (2,573)
------------   ------------   ------------   ------------

$     (3,469)  $       (126)  $      3,709   $     (2,710)
============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A8


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                                    SUBACCOUNTS
                                                          -----------------------------------------------------------
                                                                                                  Prudential
                                                                    Prudential              Small Capitalization
                                                                      Value                         Stock
                                                                    Portfolio                     Portfolio
                                                          ----------------------------   ----------------------------
                                                              2001            2000           2001            2000
                                                          ------------    ------------   ------------    ------------
OPERATIONS
  Net Investment income (loss) ........................   $      3,162    $          3   $        145    $          0
  Capital gains distributions received ................         34,969              16             30               0
  Realized gain (loss) on shares redeemed .............            (13)              0            (75)              0
  Net change in unrealized gain (loss) on investments .         20,188              20         23,189              22
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................         58,306              39         23,289              22
                                                          ------------    ------------   ------------    ------------
CONTRACT OWNER TRANSACTIONS
  Purchase payments and transfers in [Note 7] .........        664,547               0        133,337               0
  Withdrawals and transfers out [Note 7] ..............           (135)              0         (1,000)              0
  Withdrawal Charges [Note 5] .........................              0               0              0               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ........................................        664,412               0        132,337               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RETAINED
  IN THE ACCOUNT [Note 10] ............................           (239)            200           (223)            201
                                                          ------------    ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............        722,479             239        155,403             223

NET ASSETS
  Beginning of year ...................................            239               0            223               0
                                                          ------------    ------------   ------------    ------------
  End of year .........................................   $    722,718    $        239   $    155,626    $        223
                                                          ============    ============   ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A9


                                              SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
       Prudential                      AIM V.I.                       AIM V.I.                    Alliance
       20/20 Focus                    Government                   International               Growth & Income
        Portfolio                   Securities Fund                 Equity Fund                   Portfolio
---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001           2000           2001           2000           2001           2000           2001           2000
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$          0   $          1   $         10   $         10   $          0   $          0   $     (1,134)  $          1
           4              3              0              0              4             11          4,192             13
           0              1              0              0              0              0           (119)             0
          30              2              6              6            (44)           (40)        75,359             (5)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

          34              7             16             16            (40)           (29)        78,298              9
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

         659              0            131              0              9              0      1,078,546              0
           0              0              0              0              0              0         (3,737)             0
           0              0              0              0              0              0              0              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


         659              0            131              0              9              0      1,074,809              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


        (205)           198           (216)           200           (132)           201           (209)           200
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

         488            205            (69)           216           (163)           172      1,152,898            209

         205              0            216              0            172              0            209              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$        693   $        205   $        147   $        216   $          9   $        172   $  1,153,107   $        209
============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A10


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                                 SUBACCOUNTS
                                                          -----------------------------------------------------------
                                                                    Alliance
                                                                     Premier                     Alliance
                                                                     Growth                       Quasar
                                                                    Portfolio                    Portfolio
                                                          ----------------------------   ----------------------------
                                                              2001            2000           2001            2000
                                                          ------------    ------------   ------------    ------------
OPERATIONS
  Net Investment income (loss) ........................   $     (4,360)   $        (39)  $         (6)   $          1
  Capital gains distributions received ................         15,745              11              6               7
  Realized gain (loss) on shares redeemed .............        (22,260)           (397)            (1)              0
  Net change in unrealized gain (loss) on investments .        188,939          (6,257)            44              (1)
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................        178,064          (6,682)            43               7
                                                          ------------    ------------   ------------    ------------
CONTRACT OWNER TRANSACTIONS
  Purchase payments and transfers in [Note 7] .........      2,276,811          92,150          6,502               0
  Withdrawals and transfers out [Note 7] ..............        (39,774)              0              0               0
  Withdrawal Charges [Note 5] .........................              0               0              0               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ........................................      2,237,037          92,150          6,502               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RETAINED
IN THE ACCOUNT [Note 10] ..............................              0               0           (206)            199
                                                          ------------    ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      2,415,101          85,468          6,339             206

NET ASSETS
  Beginning of year ...................................         85,468               0            206               0
                                                          ------------    ------------   ------------    ------------
  End of year .........................................   $  2,500,569    $     85,468   $      6,545    $        206
                                                          ============    ============   ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A11


                                              SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
       American Century
             VP                          Davis                         Dreyfus                      Franklin
       Income & Growth                   Value                  Socially Responsible                Small Cap
            Fund                       Portfolio                     Growth Fund                      Fund
---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001           2000           2001           2000           2001           2000           2001           2000
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$       (125)  $        (51)  $        330   $          1   $          1   $          0   $     (2,682)  $       (404)
           0              0              0              3              0              0              0              0
        (226)            (1)             0              0              0              0        (27,654)        (5,932)
       4,312           (532)         9,268              1            (56)           (18)       258,048        (24,885)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

       3,961           (584)         9,598              5            (55)           (18)       227,712        (31,221)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     142,044         52,825        109,908              0          4,029              0      1,691,083        368,054
      (1,000)             0              0              0              0              0        (77,848)        (2,787)
           0              0              0              0              0              0              0              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     141,044         52,825        109,908              0          4,029              0      1,613,235        365,267
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

           0              0           (204)           199           (183)           201              0              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     145,005         52,241        119,302            204          3,791            183      1,840,947        334,046

      52,241              0            204              0            183              0        334,046              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    197,246   $     52,241   $    119,506   $        204   $      3,974   $        183   $  2,174,993   $    334,046
============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A12


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                                    SUBACCOUNTS
                                                          -----------------------------------------------------------
                                                                    Templeton
                                                                  International                 INVESCO VIF
                                                                   Equity Fund                 Dynamics Fund
                                                          ----------------------------   ----------------------------
                                                              2001            2000           2001            2000
                                                          ------------    ------------   ------------    ------------
OPERATIONS
  Net Investment income (loss) ........................   $         30    $          0   $     (1,403)   $        (64)
  Capital gains distributions received ................            319               0              0              52
  Realized gain (loss) on shares redeemed .............            (84)              0        (15,088)              0
  Net change in unrealized gain (loss) on investments .           (225)             35         (5,949)         (6,364)
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................             40              35        (22,440)         (6,376)
                                                          ------------    ------------   ------------    ------------
CONTRACT OWNER TRANSACTIONS
  Purchase payments and transfers in [Note 7] .........          5,553             952        412,192          81,142
  Withdrawals and transfers out [Note 7] ..............              0               0        (37,485)              0
  Withdrawal Charges [Note 5] .........................              0               0            (40)              0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ........................................          5,553             952        374,667          81,142
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RETAINED
  IN THE ACCOUNT [Note 10] ............................              0               0              0               0
                                                          ------------    ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............          5,593             987        352,227          74,766

NET ASSETS
  Beginning of year ...................................            987               0         74,766               0
                                                          ------------    ------------   ------------    ------------
  End of year .........................................   $      6,580    $        987   $    426,993    $     74,766
                                                          ============    ============   ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A13


                                              SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
          Janus                                                       Janus
       Aggressive                        Janus                       Worldwide                        MFS
         Growth                     Growth & Income                   Growth                          Bond
        Portfolio                      Portfolio                     Portfolio                      Series
---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001           2000           2001           2000           2001           2000           2001           2000
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$     (7,512)  $      3,391   $      3,151   $      1,221   $        263   $     10,214   $        (15)  $          0
           0              0              0              0              0              0              0              0
    (145,543)       (12,834)       (23,364)          (501)       (46,072)        (1,410)           (12)             0
    (149,271)      (128,076)       (36,949)       (23,766)           406        (53,366)            64             19
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


    (302,326)      (137,519)       (57,162)       (23,046)       (45,403)       (44,562)            37             19
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


   1,830,115        861,949        178,585        387,783        482,576        351,318         18,641              0
    (133,927)        (3,510)       (55,743)       (34,490)       (52,302)        (4,954)        (1,651)             0
         (64)             0              0              0            (14)             0              0              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   1,696,124        858,439        122,842        353,293        430,260        346,364         16,990              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

           0              0              0              0              0              0           (219)           200
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   1,393,798        720,920         65,680        330,247        384,857        301,802         16,808            219

     720,920              0        330,247              0        301,802              0            219              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  2,114,718   $    720,920   $    395,927   $    330,247   $    686,659   $    301,802   $     17,027   $        219
============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A14


                           FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                                    SUBACCOUNTS
                                                          -----------------------------------------------------------
                                                                       MFS                          MFS
                                                                     Growth                     Growth With
                                                                     Series                    Income Series
                                                          ----------------------------   ----------------------------
                                                              2001            2000           2001            2000
                                                          ------------    ------------   ------------    ------------
OPERATIONS
  Net Investment income (loss) ........................   $        (97)   $        (20)  $         (6)   $          0
  Capital gains distributions received ................            166               0              5               0
  Realized gain (loss) on shares redeemed .............           (426)             (1)            (1)              0
  Net change in unrealized gain (loss) on investments .         (3,112)         (1,106)          (124)              2
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................         (3,469)         (1,127)          (126)              2
                                                          ------------    ------------   ------------    ------------
CONTRACT OWNER TRANSACTIONS
  Purchase payments and transfers in [Note 7] .........         36,851          15,020          2,658               0
  Withdrawals and transfers out [Note 7] ..............         (1,541)            (88)             0               0
  Withdrawal Charges [Note 5] .........................              0               0              0               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ........................................         35,310          14,932          2,658               0
                                                          ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RETAINED
  IN THE ACCOUNT [Note 10] ............................              0               0           (202)            200
                                                          ------------    ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............         31,841          13,805          2,330             202

NET ASSETS
  Beginning of year ...................................         13,805               0            202               0
                                                          ------------    ------------   ------------    ------------
  End of year .........................................   $     45,646    $     13,805   $      2,532    $        202
                                                          ============    ============   ============    ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A15


                  SUBACCOUNTS (Continued)
---------------------------------------------------------
                                     Credit Suisse
           MFS                         Emerging
       Total Return                     Growth
          Series                      Portfolio
---------------------------   ---------------------------
    2001           2000           2001           2000
------------   ------------   ------------   ------------

$        (93)  $          0   $       (137)  $        (11)
           7              0              0              0
          (1)           (21)          (284)            (2)
       3,796             22         (2,289)          (884)
------------   ------------   ------------   ------------

       3,709              1         (2,710)          (897)
------------   ------------   ------------   ------------

      72,246              0         19,615         14,795
           0              0           (953)             0
           0              0              0              0
------------   ------------   ------------   ------------

      72,246              0         18,662         14,795
------------   ------------   ------------   ------------

        (201)           200              0              0
------------   ------------   ------------   ------------

      75,754            201         15,952         13,898

         201              0         13,898              0
------------   ------------   ------------   ------------
$     75,955   $        201   $     29,850   $     13,898
============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A23


                                       A16

                      NOTES TO FINANCIAL STATEMENTS OF THE
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT
                                December 31, 2001

NOTE 1:   GENERAL

          The Prudential Premier Group Variable Account (the "Discovery Account") was established on November 9, 1999 by The Prudential Insurance Company of America ("Prudential") and commenced operations on June 2000 under the laws of the State of New Jersey. The assets of the Discovery Account are segregated from Prudential's other assets. Proceeds from the purchase of Discovery Premier Group Annuity Contracts ("Contracts") are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

          The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code"), as amended, and to annuity arrangements qualifying for federal tax benefits under Section 403(c) of the Code. The Contracts are group annuity contracts and generally are issued to employers ("contractholders") who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

          The Discovery Account is comprised of 34 Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds listed as follows:

          THE PRUDENTIAL SERIES FUND, INC.
          Money Market Portfolio
          Diversified Bond Portfolio
          Government Income Portfolio
          Conservative Balanced Portfolio
          Flexible Managed Portfolio
          High Yield Bond Portfolio
          Stock Index Portfolio
          Value Portfolio
          Equity Portfolio
          Prudential Jennison Portfolio
          Global Portfolio
          20/20 Focus Portfolio
          Small Capitalization Stock Portfolio

          AIM VARIABLE INSURANCE
          AIM V.I. Value Fund
          AIM V.I. Government Securities Fund
          AIM V.I. International Equity Fund

          ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
          Premier Growth Portfolio
          Growth and Income Portfolio
          Quasar Portfolio

          AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
          VP Income and Growth Fund
          DAVIS VARIABLE ACCOUNT FUND, INC.
          Davis Value Portfolio


                                       A17

          DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND

          FRANKLIN TEMPLETON VARIABLE
          INSURANCE PRODUCT TRUST (VIP)
          Franklin Small Cap Fund
          Templeton International Securities Fund

          INVESCO VARIABLE INVESTMENT FUNDS, INC.
          INVESCO VIF, Dynamics Fund

          JANUS ASPEN SERIES
          Aggressive Growth Portfolio
          Growth and Income Portfolio
          Worldwide Growth Portfolio

          MFS VARIABLE INSURANCE TRUST
          Bond Series
          Emerging Growth Series
          Growth Series
          Growth with Income Series
          Total Return Series

          CREDIT SUISSE TRUST (FORMERLY WARBURG PINCUS TRUST)
          Emerging Growth Portfolio

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          At December 31, 2001 there were no balances pertaining to the following Prudential Series Fund, Inc. Subaccounts: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Global Portfolio. At December 31, 2001 there were no balances pertaining to the following non-Prudential administered subaccounts: AIM V.I. Value Fund and MFS Emerging Growth Series.


NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair market value.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                       A18

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

          The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                               SUBACCOUNTS
                                 ------------------------------------------------------------------------
                                                 Prudential                     AIM V.I.
                                  Prudential       Small        Prudential     Government      AIM V.I.
                                    Value      Capitalization  20/20 Focus    Securities International
                                  Portfolio      Portfolio      Portfolio         Fund       Equity Fund
                                 ------------   ------------   ------------   ------------   ------------
Number of Shares (rounded):            40,383         10,073             84             33              9
Net asset value per share:       $      17.91   $      15.48   $      10.65   $      11.53   $      14.91
Cost:                            $    703,043   $    132,712   $        865   $        366   $        224


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                                                                American
                                   Alliance       Alliance                     Century VP
                                   Premier       Growth and      Alliance      Income and       Davis
                                    Growth         Income         Quasar         Growth         Value
                                  Portfolio      Portfolio      Portfolio         Fund        Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of Shares (rounded):            99,430         52,066            672         30,545         12,133
Net asset value per share:       $      25.16   $      22.16   $      10.01   $       6.46   $       9.87
Cost:                            $  2,318,980   $  1,078,403   $      6,684   $    193,544   $    110,486


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                   Dreyfus
                                   Socially                                     INVESCO         Janus
                                 Responsible      Franklin      Templeton         VIF         Aggressive
                                    Growth       Small Cap     International    Dynamics        Growth
                                     Fund           Fund       Equity Fund        Fund        Portfolio
                                 ------------   ------------   ------------   ------------   ------------
Number of Shares (rounded):               154        121,087            556         34,067         96,251
Net asset value per share:       $      26.67   $      17.97   $      11.85   $      12.54   $      21.98
Cost:                            $      4,191   $  1,942,764   $      6,777   $    439,516   $  2,392,946


                                                        SUBACCOUNTS (Continued)
                                 ------------------------------------------------------------------------
                                    Janus          Janus
                                  Growth and     Worldwide         MFS            MFS         MFS Growth
                                    Income         Growth          Bond          Growth      with Income
                                  Portfolio      Portfolio        Series         Series         Series
                                 ------------   ------------   ------------   ------------   ------------
Number of Shares (rounded):            26,638         24,073          1,500          4,674            158
Net asset value per share:       $      14.87   $      28.54   $      11.52   $       9.77   $      17.13
Cost:                            $    456,828   $    740,009   $     17,193   $     49,886   $      2,826


                                  SUBACCOUNTS (Continued)
                                 ---------------------------
                                                   Credit
                                                   Suisse
                                   MFS Total      Emerging
                                    Return         Growth
                                    Series       Portfolio
                                 ------------   ------------
Number of Shares (rounded):             4,094          2,778
Net asset value per share:       $      18.61   $      10.75
Cost:                            $     72,373   $     33,040



NOTE 4:   CHARGES AND EXPENSES

          A daily charge at a maximum effective annual rate of 0.75% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce this fee under Contracts, as to which due to economies of scale or other factors, administrative costs are reduced. A daily charge at an effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts.


                                       A19

NOTE 5:   PAYABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

          At times, Prudential may expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as a payable to Prudential. The payable does not have an effect on the contract holder's account or the related unit value.


NOTE 6:   WITHDRAWAL CHARGE

          A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.


NOTE 7:   TAXES

          The Discovery Account is not considered a separate taxpayer for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies--which are separate taxpayers--the earnings of the Subaccounts invested in the Funds are taxed as part of the income of Prudential. Under current federal law, no Federal Income Taxes are payable by the Account. As such, no provisions for tax liability has been recorded in these financial statements.


NOTE 8:   UNIT TRANSACTIONS

          The number of units issued and redeemed during the year ended December 31, 2001 and 2000 were as follows:


                                                        2001                     2000
                                                       Units       Amounts       Units     Amounts
                                                      -------    -----------    ------   -----------
Prudential Value Portfolio
--------------------------
  Issued ......................................        62,398    $   664,547         0   $         0
  Redeemed ....................................           (12)   $      (135)        0   $         0

Prudential Small Capitalization Stock Portfolio
-----------------------------------------------
  Issued ......................................        13,457    $   133,337         0   $         0
  Redeemed ....................................           (94)   $    (1,000)        0   $         0

Prudential 20/20 Focus Portfolio
--------------------------------
  Issued ......................................            69    $       659         0   $         0
  Redeemed ....................................             0    $         0         0   $         0

AIM V.I. Government Securities Fund
-----------------------------------
  Issued ......................................            13    $       131         0   $         0
  Redeemed ....................................             0    $         0         0   $         0

AIM V.I. International Equity Fund
----------------------------------
  Issued ......................................             1    $         9         0   $         0
  Redeemed ....................................             0    $         0         0   $         0

Alliance Growth & Income Portfolio
----------------------------------
  Issued ......................................       111,152    $ 1,078,546    10,125   $    92,150
  Redeemed ....................................          (365)   $    (3,737)        0   $         0



                                       A20


NOTE 8:   UNIT TRANSACTIONS (CONTINUED)

                                                 2001                     2000
                                                Units       Amounts       Units      Amounts
                                               -------    -----------    ------    -----------
Alliance Premier Growth Portfolio
---------------------------------
  Issued ...............................       355,852    $ 2,276,811         0    $         0
  Redeemed .............................        (6,594)   $   (39,774)        0    $         0

Alliance Quasar Portfolio
-------------------------
  Issued ...............................           735    $     6,502         0    $         0
  Redeemed .............................             0    $         0         0    $         0

American Century VP Income & Growth Fund
----------------------------------------
  Issued ...............................        17,765    $   142,044     5,616    $    52,825
  Redeemed .............................          (120)   $    (1,000)        0    $         0

Davis Value Portfolio
---------------------
  Issued ...............................        13,199    $   109,908         0    $         0
  Redeemed .............................             0    $         0         0    $         0

Dreyfus Socially Responsible Growth Fund
----------------------------------------
  Issued ...............................           566    $     4,029         0    $         0
  Redeemed .............................             0    $         0         0    $         0

Franklin Small Cap Fund
-----------------------
  Issued ...............................       258,394    $ 1,691,083    37,165    $   368,054
  Redeemed .............................       (11,019)   $   (77,848)     (244)   $    (2,787)

Templeton International Equity Fund
-----------------------------------
  Issued ...............................           674    $     5,553        97    $       952
  Redeemed .............................             0    $         0         0    $         0

INVESCO VIF Dynamics Fund
-------------------------
  Issued ...............................        61,199    $   412,192     7,671    $    81,142
  Redeemed .............................        (4,908)   $   (37,485)        0    $         0

Janus Aggressive Growth Portfolio
---------------------------------
  Issued ...............................       380,453    $ 1,825,845    91,562    $   861,950
  Redeemed .............................       (27,513)   $  (133,927)     (363)   $    (3,510)

Janus Growth & Income Portfolio
-------------------------------
  Issued ...............................        21,466    $   178,585    38,922    $   387,783
  Redeemed .............................        (7,442)   $   (55,743)   (3,228)   $   (34,490)

Janus Worldwide Growth Portfolio
--------------------------------
  Issued ...............................        75,981    $   482,576    35,217    $   351,318
  Redeemed .............................        (8,359)   $   (52,302)     (523)   $    (4,954)

MFS Bond Series
---------------
  Issued ...............................         1,448    $    18,641         0    $         0
  Redeemed .............................             0    $    (1,651)        0    $         0

MFS Growth Series
-----------------
  Issued ...............................         5,139    $    36,851     1,449    $    15,020
  Redeemed .............................          (204)   $    (1,541)       (8)   $       (88)

MFS Growth With Income Series
-----------------------------
  Issued ...............................           302    $     2,658         0    $         0
  Redeemed .............................             0    $         0         0    $         0

MFS Total Return Series
-----------------------
  Issued ...............................         7,611    $    72,246         0    $         0
  Redeemed .............................             0    $         0         0    $         0

Credit Suisse Emerging Growth Portfolio
---------------------------------------
  Issued ...............................         2,271    $    19,615     1,370    $    14,795
  Redeemed .............................          (133)   $      (953)        0    $         0



                                       A21

NOTE 9:  PARTICIPANT LOANS

          The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in Subaccounts.

          The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

          Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. For the period ended December 31, 2001 and 2000 there was no activity related to participant loans.


NOTE 10:   RELATED PARTY FOOTNOTE

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


NOTE 11:   NET INCREASE/(DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the Account represents the net contribution (withdrawals) to the equity of Prudential, Prudential's investments in the account. At December 31, 2001 Prudential did not have an investment in the account.


                                       A22

NOTE 12:  FINANCIAL HIGHLIGHTS

          The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Prudential have the lowest and highest total return. Only contract designs within the Account that had units outstanding throughout the period ended, were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.


                                                     At December 31, 2001                  For the year ended December 31, 2001
                                            -------------------------------------  -------------------------------------------------
                                                                                   Investment*
                                            Units   Unit Fair Value    Net Assets    Income      Expense Ratio**   Total Return***
                                            (000s)  Lowest - Highest     (000s)       Ratio     Lowest - Highest   Lowest - Highest
                                            -----   ----------------   ----------  -----------  ----------------  ------------------
Prudential Value Portfolio
March 28, 2001 ............................    62   11.55      11.60      $723        1.26%      0.50% To 0.75%     2.21% To   2.21%
Prudential Small Capitalization Stock
  Portfolio May 16, 2001...................    13   11.61      11.66      $156        0.92%      0.50% To 0.75%     1.84% To   1.84%
Prudential 20/20 Focus Portfolio
June 26, 2001..............................     0   10.06      10.06        $1        0.58%      0.65% To 0.65%    -3.55% To  -3.55%
AIM V.I. Government Securities Fund
November 26, 2001..........................     0   11.39      11.39        $0       10.20%      0.65% To 0.65%    -0.09% To  -0.09%
AIM V.I. International Equity Fund
December 10, 2001..........................     0    6.51       6.51        $0        0.00%      0.65% To 0.65%     1.56% To   1.56%
Alliance Growth & Income Portfolio
January 25, 2001...........................   111   10.38      10.42    $1,153        0.18%      0.50% To 0.75%    -4.86% To  -4.86%
Alliance Premier Growth Portfolio .........   359    6.94       6.96    $2,501        0.00%      0.50% To 0.75%   -17.77% To -17.77%
Alliance Quasar Portfolio. ................     1    8.91       8.91        $7        0.00%      0.65% To 0.65%    -0.22% To  -0.22%
American Century VP Income & Growth
  Fund ....................................    23    8.46       8.49      $197        0.51%      0.50% To 0.75%    -9.03% To  -9.03%
Davis Value Portfolio
June 26, 2001..............................    13    9.04       9.07      $120        1.80%      0.50% To 0.75%    -2.58% To  -2.58%
Dreyfus Socially Responsible Growth Fund
September 24, 2001 ........................     1    7.02       7.02        $4        0.60%      0.65% To 0.65%   -19.78% To -19.78%
Franklin Small Cap Fund. ..................   284    7.63       7.66    $2,175        0.30%      0.50% To 0.75%   -16.02% To -15.45%
Templeton International Equity Fund .......     1    8.52       8.56        $7        1.76%      0.50% To 0.75%   -16.29% To -16.08%
Invesco VIF Dynamics Fund .................    64    6.66       6.69      $427        0.00%      0.50% To 0.75%   -31.69% To -31.69%
Janus Aggressive Growth Portfolio .........   444    4.75       4.77    $2,115        0.54%      0.50% To 0.75%   -39.87% To -39.70%
Janus Growth & Income Portfolio ...........    50    7.95       7.98      $396        1.49%      0.50% To 0.75%   -14.05% To -13.82%
Janus Worldwide Growth Portfolio ..........   102    6.69       6.72      $687        0.66%      0.50% To 0.75%   -23.01% To -22.85%
MFS Bond Series
October 4, 2001............................     1   11.76      11.76       $17        0.31%      0.65% To 0.75%     0.26% To   0.26%
MFS Growth Series .........................     6    7.15       9.48       $46        0.09%      0.50% To 0.65%   -24.55% To -24.55%
MFS Growth With Income Series
June 12, 2001..............................     0    8.40       8.40       $3         0.09%      0.65% To 0.65%    -9.48% To  -9.48%
MFS Total Return Series
May 16, 2001 ..............................     8    9.94       9.98       $76        0.02%      0.50% To 0.75%    -2.36% To  -2.36%
Credit Suisse Emerging Growth Portfolio ...     4    8.49       8.52       $30        0.00%      0.50% To 0.75%   -16.80% To -16.80%


------------------
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2001 or from the initial date units were issued in the subaccount, through the end of the reporting period. Dates represent the date of initial issuance of units in that investment option.




                                      A23

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Prudential Discovery Premier Group
Variable Contract Account
and the Board of Directors of the
Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of the Prudential Discovery Premier Group Variable Contract Account (as defined in Note
1) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
April 25, 2002


                                       A24

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----
                                                        (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  The following financial statements are included in Part B:

          Consolidated Financial Statement of The Prudential Insurance Company of America and its subsidiaries (Note 1)


          Financial Statements of the Registrant for the fiscal year ended December 31, 2001 (Note 1)


     (b)  Exhibits

          1. Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the "Discovery Account"). (Note 5)

          2.    Not applicable.

          3(a). Distribution Agreement. (Note 5)

          3(b). Broker-dealer sales agreement (Marketing Agreement). (Note 6)

          4(a). Form of Group Annuity Contract. (Note 5)

          4(b). Form of Group Annuity Contract Amendment. (Note 5)

          4(c). Form of Group Annuity Contract Amendment DCA-GBP-2000 (Note 6)

          5(a). Not applicable.

          5(b). Not applicable.


          6(a). Charter of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 3)

          6(b). By-Laws of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 3)


          7.    Not applicable.

          8.    Form of Participation Agreement. (Note 4)


          9. Consent and opinion of Clifford E. Kirsch, Chief Counsel, Variable Products, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

          10(a). Consent of PricewaterhouseCoopers LLC, Independent
                 Accountants. (Note 1)

          10(b). Consent of Shea & Gardner. (Note 1)

          10(c). Powers of Attorney.

                 Agnew, Becker, Carbone, Casellas, Cullen, Davis, Gilmour, Gray, Hanson, Hiner, Horner, Kelley, Malkiel, Piszel, Ryan, Schmertz, Sitter, Staheli, Thomson, Unruh, Vagelos, Van Ness, Volcker (Note 2)

          11.    Not applicable.

          12.    Not applicable.

          13.    Schedule for Computation of Performance Calculations. (Note
                 1)

---------------------

(Note 1)      Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed April 10, 2001 on behalf of the Prudential Variable Contract Real Property Account.


(Note 3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-1 Registration No. 33-20083-01, filed April 25, 2002 on behalf of the Prudential Variable Contract Real Property Account.


(Note 4) Incorporated by reference to Form N-4 Registration No. 333-0671, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form N-4 Registration No. 333-95637, filed April 26, 2000 on behalf of Registrant.

(Note 6) Incorporated by reference to Form N-4 Registration No. 333-95637, filed February 27, 2001, on behalf of Registrant.

Item 25. Directors and Officers of the Depositor

Information about the Directors and Executive Officers of The Prudential Insurance Company of America ("Prudential"), Registrant's depositor, appears under the heading of "Directors and Officers of Prudential" in the Statement of Additional information (Part B of this Registration Statement).

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of

Prudential Financial, Inc. ("Prudential Financial"). The subsidiaries of Prudential Financial are listed under Item 26 to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27.  Number of Contractholders


As of February 28, 2002 there were 223 contractholders of qualified contracts offered by Registrant, and 1 contractholder of non-qualified contracts offered by Registrant.


Item 28.  Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of The Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (3B) to Form S-1, Registration No. 33-20083-01, filed April 25, 2002 on behalf of the Prudential Variable Contract Real Property Account.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter


(a) Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


   (b)(1) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors. None of these persons has a position or office with the Registrant. The principal business address for the following persons is 751 Broad Street, Newark, NJ 07102.

             NAME AND PRINCIPAL                   POSITIONS AND OFFICES
             BUSINESS ADDRESS                       WITH UNDERWRITER
             ------------------                   ---------------------
             Robert F. Gunia                      President

             Jean D. Hamilton                     Executive Vice President


             Ajay Sawhney                         Executive Vice President

             John R. Strangfeld                   Executive Vice President



             Stuart A. Abrams                     Senior Vice President
                                                  and Chief Compliance
                                                  Officer

             William V. Healey                    Senior Vice President,
                                                  Secretary and Chief Legal
                                                  Officer

             Margaret M. Deverell                 Senior Vice President,
                                                  Comptroller and Chief
                                                  Financial Officer

             C. Edward Chaplin                    Treasurer


             Peter J. Boland                      Vice President and Deputy
                                                  Chief Operating Officer


       (c)
================================================================================
                            Net Underwriting
Name of Principal           Discounts and         Compensation on    Brokerage
Underwriter                 Commissions           Redemption         Commission
-------------------------------------------------------------------------------
Prudential Investment         $ 268,727              $ -0-               $-0-
Management Services, LLC
================================================================================

Item 30.  Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

         The Prudential Insurance Company of America and Prudential Investment Management, Inc.
         751 Broad Street
         Newark, New Jersey  07102-3777

         The Prudential Insurance Company of America
         and Prudential Investment Management, Inc.
         Gateway Buildings Two, Three and Four
         100 Mulberry Street
         Newark, New Jersey  07102

         The Prudential Insurance Company of America and
         Prudential Investment Management, Inc.
         56 North Livingston Avenue
         Roseland, New Jersey  07088

         The Prudential Insurance Company of America
         c/o Prudential Investment
         30 Scranton Office Park
         Scranton, Pennsylvania 18507-1789

         The Prudential Insurance Company of America
         c/o The Prudential Asset Management Company, Inc.
         71 Hanover Road
         Florham Park, New Jersey  07932

         State Street Bank and Trust Company
         801 Pennsylvania
         Kansas City, Missouri  64105

Item 31.  Management Services

None.

Item 32.  Undertakings

     The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

     (b) to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance Company of America.

                                403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs
(1)-(4) thereof.

                                    TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 1st day of May 2002.



                                The Prudential Discovery Premier Group Variable Contract Account



                                ------------------------------------------------
                                                 (Registrant)

                                BY:  The Prudential Insurance Company of America



                                ------------------------------------------------
                                                 (Depositor)

By: /s/ C. Christopher Sprague
-------------------------------------
C. Christopher Sprague
Vice President and Corporate Counsel
-------------------------------------
(Signature and Title)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly cause this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 1st day of May, 2002.




Signature and Title
-------------------


/s/           *
    -----------------------
    Arthur F. Ryan
    Chairman of the Board,
    President and Chief Executive
    Officer


/s/           *
    -----------------------
    Anthony S. Piszel
    Vice President and Controller
    (Chief Accounting Officer)


/s/           *
    -----------------------
    Richard J. Carbone
    Senior Vice President and
    Principal Financial Officer



/s/           *
    -----------------------
    Franklin E. Agnew
    Director



/s/           *
    -----------------------
    Frederic K. Becker
    Director


/s/           *
    -----------------------
    Gilbert F. Casellas
    Director


/s/           *
    -----------------------
    James G. Cullen
    Director

/s/           *
    -----------------------
    Carolyne K. Davis
    Director



/s/           *
    -----------------------
    Allan D. Gilmour
    Director


/s/           *
    -----------------------
    William H. Gray III
    Director


/s/           *
    -----------------------
    Jon F. Hanson
    Director


/s/           *                                    May 1, 2002
    -----------------------
    Glen H. Hiner
    Director


/s/           *
    -----------------------
    Constance J. Horner
    Director


/s/           *
    -----------------------
    Gaynor N. Kelley
    Director


/s/           *
    -----------------------
    Burton G. Malkiel
    Director


/s/           *
    -----------------------
    Ida F.S. Schmertz
    Director

/s/           *
    -----------------------
    Charles R. Sitter
    Director


/s/           *
    -----------------------
    Donald L. Staheli
    Director


/s/           *
    -----------------------
    Richard M. Thomson
    Director


/s/           *                              May 1, 2002
    -----------------------
    James A. Unruh
    Director


/s/           *
    -----------------------
    P. Roy Vagelos, M.D.
    Director


/s/           *
    -----------------------
    Stanley C. Van Ness
    Director


/s/           *
    -----------------------
    Paul A. Volcker
    Director



                                             * By: C. CHRISTOPHER SPRAGUE
                                                   ----------------------
                                                   C. Christopher Sprague
                                                   (Attorney-In-Fact)

                                  EXHIBIT INDEX

(9)   Opinion of Counsel

10(a) Consent of PricewaterhouseCoopers LLP, independent accountants

10(b) Consent of Shea & Gardner

13    Schedule for Computation of Performance Calculations